UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

April 30, 2010

HSBC Investor Funds

Semi-Annual Report

EQUITY FUNDS

HSBC Investor Growth Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Overseas Equity Fund/

HSBC Investor International Equity Fund

HSBC Investor Value Fund

Table of Contents

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2010

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Lipper International Large-Cap Value Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers over 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	3

Chairman’s Message

June 3, 2010

To Our Shareholders:

Some calm prevailed in the U.S. financial markets in the first half of our current fiscal year. Signs of economic recovery, which included tentative upticks in consumer spending, housing, and continued very low interest rates soothed investors. After the tumult of the past two-plus years, this tranquility was most welcome. Then, however, the specter of sovereign defaults in the Southern Eurozone countries sparked a significant global sell-off in risk assets and a decline in the Euro, the countries’ common currency.

It reminded us again both of how inter-connected the world economy and markets truly are and of the importance of a global view even if one’s focus is largely on the U.S. market. One of your board’s most important duties is to monitor and analyze fund performance. We are immeasurably aided in this effort by the global MultiManager team of the Funds’ investment adviser, HSBC Global Asset Management (USA), Inc. With staff deployed around the world, they are equipped to assay events like those in the Eurozone area, to find and monitor superior managers, and to translate that into advantage for our fund offerings. In the section labeled “Finding the World’s Most Talented Investment Managers” we describe this valuable resource, which we believe significantly distinguishes our Funds from our competitors’.

Total assets in our Funds have declined slightly—a not-unexpected consequence of record low yields and investors’ somewhat renewed appetite for risk. Total assets declined to $24.9 billion at April 30, 2010, from $31.1 billion six months earlier, paced by a decline in our money market funds to $24.3 billion from $30.5 billion over the same period. Our investment advisor and service providers continue to waive a portion of their fees associated with the money market funds in order to limit expenses and maintain a competitive yield on these funds; these waivers amounted to approximately $13 million for the six months ended April 30, 2010.

Assets in our “long-term” funds, which include the HSBC World Selection Funds and the HSBC Investor equity funds, increased to $568.6 million as of April 30, 2010, from $521.0 million six months earlier. This increase reflects both shareholder activity and the change in value of the Funds’ investments. In general, the Funds performed very well. Of our five equity funds, three were in the top quartile of comparable funds, as measured by Lipper, Inc. for the five year period ended April 30, 2010. The four World Selection Funds converted from the previous LifeLine Funds with new asset allocation models and new underlying investments on January 19, 2010. Performance comparisons for the brief period of time from that date through April 30 are largely irrelevant, but all four funds posted positive returns for this brief period. More information on your funds’ performance is presented in the portfolio managers’ letters in this report.

Our annual report referred to the Jones v Harris Associates case that was then before the U.S. Supreme Court. We were pleased that in its ruling the Court essentially upheld the 25 year-old Gartenberg standard, which confirms the right of boards to set advisory fees.

In the regulatory area, the Securities and Exchange Commission (“SEC”) recently adopted several important amendments to Rule 2a-7, which governs money market funds. The changes, which relate in part to portfolio liquidity and increased transparency for investment holdings, are designed to help ensure that money market funds can meet redemption requirements, especially in a systemic crisis like that which afflicted The Reserve Fund in September 2008, causing it to “break the buck” and delay redemptions. The amendments also afford money market funds and their boards additional tools to help deal with such extraordinary circumstances. We are pleased to report that HSBC Global Asset Management, the investment advisor to the HSBC Investor money market funds, adopted internal investment policies that comply with the SEC’s new liquidity requirements in early 2009—well before they became law.

Also in the regulatory area, the SEC’s mutual fund chief has urged fund companies to consider enhancing their communications with shareholders, a directive we strongly support; we welcome shareholders’ input and suggestions on how we might do so. The SEC also has signaled its intent to review Rule 12b-1, which permits mutual funds to use a portion of their assets to promote sales of fund shares. We support this move and look forward to the Commission’s review.

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

The advisor’s Chief Executive Officer recently retired from HSBC Global Asset Management (USA) Inc. and the Funds’ board of trustees. In light of this development, the independent trustees in April decided to keep the board at its current composition of six independent members.

Those of us who have managed money ourselves and served as fund directors for many years, evaluating the performance of our advisor and sub-advisors, are constantly reminded of how very hard it is to sustain superior investment performance—and how important it is to assure that above average results are being obtained without undue risk.

We believe that we have a great team of investment professionals working on your behalf and pledge our very best effort in seeing that they do their best for you.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

Finding the World’s Most Talented Investment Managers

Investors are faced with numerous decisions and literally thousands of choices when building their investment portfolio. Allocating among asset classes, investing directly in a security or selecting to invest in a fund, and choosing the right investment manager(s) are just a few of the decisions investors have to make.

Successfully choosing among thousands of available investment managers is particularly challenging. It requires expertise, knowledge and continuous access to information. As a result, many investors are turning to professionals to select their investment managers, including their financial advisors and full-time “multimanager” research teams.

HSBC Multimanager

Multimanager investment professionals research and recommend asset management firms on a full-time basis. They typically analyze numerous important factors, such as philosophy, process, team tenure, risk profiles and performance in order to recommend sound, talented investment management firms and teams.

HSBC Multimanager, the dedicated team of specialists within HSBC Global Asset Management, advises the HSBC Investor Equity Funds and the HSBC World Selection Funds. This team is comprised of more than 50 investment professionals in 12 locations around the world*. The members of the Multimanager team focus on specific markets to identity optimal managers within globally diversified portfolios.

HSBC Multimanager evaluates each manager’s investment process and the way it is implemented, using both quantitative and qualitative criteria. They aim to select managers with clearly identifiable skills that give them an advantage over their peers. The team also seeks managers that complement each other in a diversified portfolio. Such managers come from a range of firms, including both global firms and specialist boutiques.

Investors may want to consider employing the full-time expertise of a multimanager program. The knowledge and expertise of a dedicated team of specialists - who continuously evaluate local and global managers - can be very powerful. We believe HSBC Multimanager can assist investors in evaluating and recommending investment managers in order to help achieve long-term investment objectives.

*As of March 2010

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds semiannual report, covering the period between November 1, 2009 and April 30, 2010. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he describes developments in the Funds’ management and structure. The report also provides commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average.

We remain focused on providing value for shareholders. During this period we waived management and servicing fees on the HSBC Investor money market funds. This move enabled the funds to maintain positive yields for investors, despite the historically low level of short-term interest rates. Meanwhile, our Multimanager team continued to monitor the performance of the HSBC Investor equity funds’ sub-advisors and the underlying funds in the World Selection Funds. A description of our Multimanager team is also included as part of this report; we hope you find it to be of interest. We believe that Multimanager’s oversight has helped the Equity and World Selection Funds provide shareholders with competitive returns.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The six-month period ended April 30, 2010 began in the midst of a global economic recovery. Aggressive fiscal and monetary stimulus by governments around the world prior to the period laid the groundwork for a rebound. Indeed, the Federal Reserve Board held the federal funds rate at a historically low target range between 0.00% to 0.25%, and maintained that level throughout the period. At the beginning of the six months under review, encouraging corporate earnings results and improving consumer-spending levels suggested the rebound was gaining steam.

The global economic recovery experienced some setbacks during the period, however, primarily because of events in overseas markets such as the United Arab Emirates and the European Union. In the U.A.E., a government-owned holding company involved in prominent real estate projects unexpectedly announced a restructuring of its debt, shaking investor confidence in the credit markets. Later in the period economic difficulties in Greece and certain other E.U. countries spread through Europe, dampening the prospects for recovery in Europe and around the world.

U.S. and international economic data improved as the period progressed. However, as April drew to a close, rising unemployment figures and weakening consumer spending in some international markets led to questions about the stability of the global economic recovery.

Market Review

The economic recovery helped fuel a rally in the financial markets that lasted through much of the six months under review.

Investors early in the period became increasingly comfortable with investing in higher-risk areas of the financial markets, helping to fuel strong performance among emerging markets and small-cap stocks. While small-cap stocks continued to perform well during the period, mounting economic troubles in European countries including Greece, Portugal, Ireland, Italy and Spain halted the rally in international stocks, and emerging-markets stocks in particular resulting in a 2.68% return for the MSCI Europe, Australasia and Far East (EAFE) Index1.

During the period domestic stocks experienced much stronger returns. The S&P 500 Index1 of large-company stocks returned 15.66%, while the Russell 2000® Index1 of small-company stocks returned 28.17%. Early in the period investors were drawn to relatively low stock-market valuations. Subsequently, increased optimism about the strength and breadth of the U.S. economic recovery and improving corporate earnings drove the market’s strong gains.

Among fixed-income securities, the low interest rate environment in the beginning of the period led investors to seek out the additional yield available on higher-risk securities such as corporate bonds. The pursuit of higher yields initially led to low demand for government bonds. Demand increased slightly as the period wore on, but Treasuries still lagged the rest of the fixed-income market for the six months as a whole, in part because of concerns that the U.S. government would have to issue a significant amount of debt to cover the rising federal deficit.

The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad fixed-income market, returned 2.54% for the period, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 11.70%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews

HSBC Investor Growth Fund

(Class A Shares, B Shares, C Shares and I Shares)
by Clark J. Winslow, Chief Executive Officer/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bart Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 14.75% (without sales charge) for the Class A Shares and 14.94% for the Class I Shares for the six-month period ended April 30, 2010. That compared to a 15.79% return for the Russell 1000® Growth Index1 and a 14.72% return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

Investor nervousness, including concerns over sovereign debt issues in Greece, caused a pullback in the broad market at the start of the year. However, the six-month period ended with strong gains, thanks to indicators pointing to continuing gradual improvement in the economic climate.

The Fund posted a strong absolute performance through the end of the period. The information technology sector made a particularly positive contribution to the Fund’s return, as did the consumer discretionary and industrial sectors. The financial and consumer staples sectors detracted from absolute performance. Nevertheless, the Fund’s position in one of the largest U.S. banks and a wireless technology manufacturer dragged on the Fund’s return.*

The Fund trailed its benchmark modestly during the period under review. Overweight positions in the financial and energy sectors weighed on performance relative to the benchmark.*

The Fund’s overweight position in information technology and an underweight position in consumer staples buoyed its relative performance. Stock selection in the IT sector also contributed positively to relative returns, in particular positions in shares of a major consumer electronics manufacturer and a travel services website. Selection in the materials sector boosted performance against the benchmark as well.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Fund - As of April 30, 2010

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[6]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	Since Inception		Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04[5]	9.02	27.12	4.64	3.95		1.41	1.20

HSBC Investor Growth Fund Class B2	5/7/04[5]	10.30	28.83	4.93	4.05		2.16	1.95

HSBC Investor Growth Fund Class C3	5/7/04[5]	13.38	31.94	4.93	4.07		2.16	1.95

HSBC Investor Growth Fund Class I	5/7/04[5]	14.94	34.26	5.98	5.10		1.16	0.95

Russell 1000® Growth Index[4]	—	15.79	38.16	4.05	3.30	[7]	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—	14.72	34.84	3.40	3.05	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2008 and 2009, the Portfolio in which the Fund invests in, received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of these payments, the returns for applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[7]	Return for the period 5/6/04 to 4/30/10.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund
(Class A Shares, B Shares, and C Shares)
by Sharon Fay, CFA, Executive Vice President and CIO Global Value Equities
Kevin Simms, Co-CIO International Equities
Giulio Martini, Head Currency Team
Henry D’Auria, CFA, Co-CIO International Equities
AllianceBernstein L.P.

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the “Funds”) seek to provide their shareholders with long-term growth of capital and future income. Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. Each Fund may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as a “master-feeder” structure, in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). AllianceBernstein L.P., acting through the Bernstein Value Equities Unit (“AllianceBernstein”), serves as the subadviser to the Portfolio and manages its investments.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the six-month period ended April 30, 2010, the Class I Shares of the HSBC Investor International Equity Fund produced a 1.48% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned 0.95% (without sales charge). That compared to a total return of 2.68% and 2.95% for the Funds’ benchmark, the MSCI EAFE Index1 and the Lipper International Large-Cap Value Funds Average1, respectively.

Portfolio Performance

International markets’ modest gains masked the period’s up-and-down nature. The markets produced strong growth at the start of the period, which gave way to weakness at the beginning of 2010 due to concerns over sovereign debt issues in Greece. Investors’ worries about the stability of the European economy then abated, only to return in April. The result was an upward trend overall, marked by some significant declines.

Cyclical sectors helped the Fund’s absolute return. Capital equipment, consumer cyclical, technology and transportation stocks were solid performers for the six-month period. Consumer staples stocks also fared well—somewhat surprising, because this sector typically lags when cyclical stocks shine.*

The Fund’s sector positioning is a byproduct of bottom-up stock selection. The resulting sector selection caused most of the Fund’s underperformance, relative to its benchmark. Detractors to the Fund’s performance, for the period under review, included underweight positions in the capital equipment and resources sectors, along with an overweight position in telecommunications stocks. The Fund held a smaller position than the benchmark in the consumer staples sector, which also reduced relative returns.*

Regionally, a broadly overweight position in the euro zone, and particularly in European pharmaceuticals stocks, weighed on Fund performance. Underweight positions in Australia and Japan also hindered relative performance, due to currency appreciation in those countries.*

The Fund’s performance benefited from overweight positions in the technology and consumer cyclical sectors. Underweight stakes in the Greek and Spanish markets helped to improve the Fund’s return against its benchmark.*

Stock selection had a positive impact on relative return. In the capital equipment sector, shares of aircraft, automobile and truck manufacturers boosted performance. In the financial sector, regional banks in emerging markets improved relative return. Temporary staffing companies in the consumer cyclical sector also contributed positively to performance against the benchmark index.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of April 30, 2010

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	10 Year	Gross	Net

HSBC Investor International Equity Fund Class I***	1/9/95	1.48	35.76	2.72	-0.20	0.97	0.97

HSBC Investor Overseas Equity Fund Class A1	8/26/96	-4.19	24.67	0.21	-1.56	2.52	1.85

HSBC Investor Overseas Equity Fund Class B2	1/6/98	-3.40	26.35	0.50	-1.52	3.27	2.60

HSBC Investor Overseas Equity Fund Class C3	11/4/98	-0.46	29.36	0.51	-1.81	3.27	2.60

MSCI EAFE Index[4]	—	2.68	35.02	4.34	2.05	N/A	N/A

Lipper International Large-Cap Value Funds Average[4]	—	2.95	33.19	2.89	3.56	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011 for the Overseas Equity Fund.

During the fiscal period ended October 31, 2007, the Portfolio in which the Fund invests in, received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

***	The Class I Shares are issued by HSBC Investor International Equity Fund, a series of HSBC Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the MSCI EAFE Index (Europe, Australasia, Far East), an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Class I Shares)
by Tony Y. Dong, CFA, CIO and Lead Manager, Mid-Cap Team
Geoffrey A. Wilson, CFA, Co-CIO and Senior Portfolio Manager
Brian S. Matuszak, CFA, Senior Equity Analyst
Andy Y. Mui, CPA, Senior Equity Analyst
George L. Sanders II, Senior Equity Research Associate
Munder Capital Management

The HSBC Investor Mid-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital by investing at least 80% of its net assets in equity securities, i.e., common stocks, preferred stocks, convertible securities and rights and warrants, of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalization within the range of companies included in the S&P MidCap 400® Index1, or within the range of companies included in the Russell Midcap® Index. The Fund employs Munder Capital Management (“Munder”) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund’s Class A Shares posted a return of 21.44% (without sales charge) and 21.71% for the Class I Shares for the six-month period ended April 30, 2010. That compared to 25.78% and 22.64% for the Fund’s benchmarks, the S&P MidCap 400 Index1 and the Lipper Mid-Cap Growth Funds Average1, respectively.

Portfolio Performance

Stocks rallied throughout the period as corporate earnings improved and investors sought the return potential of equities. Mid-cap stocks were among the period’s strongest performers, outpacing large-cap stocks and only marginally trailing small-cap stocks. That environment led to very strong absolute performance for the Fund. More than 80% of the Fund’s portfolio produced positive returns during the period, and more than 75% produced double-digit gains. Among the strongest-performing sectors were telecommunications, information technology and energy.*

Relative to its benchmark, the Fund benefited from overweight positions in the consumer discretionary, energy and utilities sectors. Increased consumer confidence and spending buoyed consumer stocks, while the broad economic rebound benefited energy and utilities shares. An underweight allocation to the health care sector, which underperformed the benchmark, also boosted relative return.*

Stock selection caused the greatest drag on performance. We believed that investors would become more discerning and favor higher-quality stocks during this period, but that did not occur among mid-cap stocks. Indeed, investors in the mid-cap arena favored lower-quality stocks. That trend dragged on relative performance, as we maintained our historical bias toward very high-quality stocks. Many of the best-performing stocks during this period did not meet our rigorous, fundamentals-based screening process, and therefore were not suitable candidates for inclusion within the portfolio.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of April 30, 2010

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	10 Year†	Gross	Net

HSBC Investor Mid-Cap Fund Class A1	7/1/93	15.35	36.59	4.50	1.50	2.21	1.36

HSBC Investor Mid-Cap Fund Class B2	7/1/93	17.14	38.63	4.81	1.27	2.96	2.11

HSBC Investor Mid-Cap Fund Class C3	7/1/93	20.08	41.60	4.82	1.33	2.96	2.11

HSBC Investor Mid-Cap Fund Class I	7/1/93	21.71	44.13	5.83	2.26	1.96	1.11

S&P MidCap 400 Index[4]	—	25.78	48.92	6.89	6.84	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	22.64	44.36	5.48	0.56	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal period ended October 31, 2009, the Fund received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

†

For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Global Asset Management (USA) Inc.’s management of a pooled investment vehicle called a collective investment trust (“CIT”) with the same investment objective as the Fund. The assets from that CIT were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CIT was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”), an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers over 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	13

Portfolio Reviews

HSBC Investor Opportunity Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Arthur J. Bauernfeind, Chairman
William A. Muggia, President, CEO and CIO
Matthew W. Strobeck, Partner
Ethan J. Meyers, Partner
Scott R. Emerman, Partner
Westfield Capital Management Company, L.P.

The HSBC Investor Opportunity Fund (the “Fund”) seeks to provide its shareholders with long-term growth of capital by investing in equity securities of small cap companies. The Fund may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index.1 The Fund may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Fund employs a two-tier structure, commonly referred to as “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

Market Commentary

For the six-month period ended April 30, 2010, the Class I Shares of the HSBC Investor Opportunity Fund produced a 24.27% return, and the Class A Shares of the Fund produced a 23.94% return (without sales charge). The Fund’s benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned 25.81% and 22.64%, respectively.

Portfolio Performance

Early in the period, investors appeared skeptical that the recent economic recovery would last. That skepticism gave way to optimism, as emerging evidence seemed to increase the likelihood of a sustained economic recovery. During the period consumer confidence was relatively strong and spending levels increased from their recent lows.

The stock market benefited from this environment, and several sectors posted very strong absolute returns for the six-month period. One top-performing sector was health care, which benefited as investors began to have a better picture of the direction that legislative health care reform would take. In absolute terms, strength in the stock market benefited the Fund’s performance during the six-month period.*

The Fund held a smaller position than its benchmark in the telecommunications services sector. The sector lagged the benchmark, so the Fund’s smaller stake boosted relative performance. Individual holdings in the telecommunications sector also benefited relative performance. The Fund’s industrial holdings also added to its relative performance due to strong stock selection.*

Despite the health care sector’s strong performance, certain health care stocks held by the Fund dragged on the Fund’s performance for the period. The Fund was also hurt by its underweight position in the consumer discretionary sector. We did not believe consumer stocks would perform well during the period, so we maintained a defensive position smaller than that of the Fund’s benchmark. However, the sector performed well, and the underweight position reduced the Fund’s relative return.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Fund - As of April 30, 2010

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	10 Year	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	17.71	40.90	8.74	3.48	2.30	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	19.39	42.92	9.03	3.54	3.05	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	22.57	46.16	9.05	3.23	3.05	2.40

HSBC Investor Opportunity Fund Class I***	9/3/96	24.27	49.03	10.23	4.51	1.02	1.02

Russell 2500™ Growth Index[4]	—	25.81	47.69	6.55	0.62	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	22.64	44.36	5.48	0.56	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

***	The Class I Shares are issued by a series of HSBC Advisor Funds Trust also named the HSBC Investor Opportunity Fund.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	15

Portfolio Reviews

HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and I Shares) by Jon D. Bosse, CFA, Co-President and CIO Craig (Chip) O. Bailey, Jr., Managing Director/Portfolio Manager NWQ Investment Management Company, LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income. Under normal market conditions, the Fund invests primarily in U.S. and foreign companies with large and medium capitalizations that the subadviser believes possess opportunities underappreciated or misperceived by the market. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”). The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 13.63% (without sales charge) for the Class A Shares and 13.79% for the Class I Shares for the six-month period ended April 30, 2010. That compared to a 17.77% return for the Russell 1000® Value Index1 and a 14.38% return for the Lipper Large-Cap Core Funds Average1.

Portfolio Performance

The largest contributor to the Fund’s absolute performance was its exposure to financial services stocks. As concerns over the health of the U.S. and global financial system abated, the sector began to rally substantially. The Fund increased its weighting in that sector in early calendar-year 2009, and added further during this period. Previous positions and new investments in that sector positively contributed to the Fund’s performance.*

The Fund’s positions in the technology and healthcare sectors were significant detractors to the Fund’s performance during the period. Two of the Fund’s technology holdings appreciated, but gained much less than the market’s 17.8% increase. However, the third technology holding declined and adversely affected performance. Concerns over the company’s profitability and doubts about its ability to launch a new product successfully adversely affected the company’s valuation. We are confident in the long-term prospects of this company, and used the stock price weakness as an opportunity to add to the position.*

We believe investor concerns surrounding health care legislation adversely impacted the valuations of the Fund’s healthcare holdings. We took advantage of this weakness and added to the Fund’s positions*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Value Fund - As of April 30, 2010

Fund Performance				Average Annual Total Return (%)				Expense Ratio (%)[6]

As of April 30, 2010	Inception Date		Six Months*	1 Year**	5 Year	Since Inception		Gross	Net

HSBC Investor Value Fund Class A1	5/7/04	[5]	7.91	35.69	2.13	3.93		1.40	1.20

HSBC Investor Value Fund Class B2	5/7/04	[5]	9.19	37.76	2.40	4.03		2.15	1.95

HSBC Investor Value Fund Class C3	5/7/04	[5]	12.20	40.78	2.40	4.03		2.15	1.95

HSBC Investor Value Fund Class I	5/7/04	[5]	13.79	43.19	3.43	5.09		1.15	0.95

Russell 1000® Value Index[4]	—		17.77	42.28	1.93	3.76	[7]	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—		14.38	36.84	2.55	2.99	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2008 and 2009, the Portfolio in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for applicable periods would have been lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[7]	Return for the period 5/6/04 to 4/30/10.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	17

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Portfolio Reviews

Portfolio Composition*
April 30, 2010
(Unaudited)

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	40.5%

Industrials	13.0%

Consumer Discretionary	10.5%

Energy	9.0%

Health Care	9.0%

Financials	7.1%

Consumer Staples	4.6%

Materials	3.3%

Cash and Equivalents	3.0%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	61.4%

Japan	23.4%

Australia & Far East	9.5%

Canada	4.2%

Cash	1.0%

Other	0.5%

Total	100.0%

HSBC Investor Mid-Cap Fund

Investment Allocation	Percentage of Investments at Value

Health Care	18.7%

Financial Services	16.9%

Utilities	14.7%

Consumer Products	12.8%

Computer Software	10.5%

Computer Services	7.1%

Insurance	6.0%

Electronic Components & Semiconductors	4.8%

Oil & Gas	3.4%

Cash and Equivalents	2.8%

Commercial Services	2.3%

Total	100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	22.3%

Health Care	19.5%

Consumer Discretionary	14.8%

Industrials	14.1%

Energy	11.7%

Financials	4.8%

Materials	4.5%

Consumer Staples	3.4%

Cash and Cash Equivalents	2.8%

Telecommunication Services	2.1%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Financials	21.3%

Energy	17.0%

Health Care	13.0%

Industrials	10.3%

Information Technology	10.1%

Materials	8.4%

Consumer Staples	7.8%

Consumer Discretionary	4.8%

Cash and Cash Equivalents	3.0%

Telecommunication Services	2.7%

Utilities	1.6%

Total	100.0%

*	Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS	19

HSBC INVESTOR MID - CAP FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—98.5%

	Shares	Value ($)

Consumer Discretionary – 18.9%
Aaron’s, Inc.	5,475	123,571
BorgWarner, Inc. (a)	7,750	335,885
CarMax, Inc. (a)	4,600	113,022
Chipotle Mexican Grill, Inc., Class A (a)	1,800	242,838
Choice Hotels International, Inc.	4,050	147,056
DeVry, Inc.	3,450	215,245
Discovery Communications, Inc., Class A (a)	2,450	94,815
Discovery Communications, Inc., Class C (a)	3,850	128,475
GameStop Corp., Class A (a)	10,075	244,923
Genuine Parts Co.	4,450	190,460
Guess?, Inc.	2,850	130,730
Liberty Media-Starz, Series A (a)	3,050	168,939
LKQ Corp. (a)	15,975	336,433
New Oriental Education & Technology Group, Inc. ADR (a)	1,950	182,461
O’Reilly Automotive, Inc. (a)	3,100	151,559
Regal Entertainment Group, Class A	10,850	185,318
Tiffany & Co.	2,500	121,200
Tupperware Brands Corp.	5,000	255,350

		3,368,280

Consumer Staples – 3.4%
Central European Distribution Corp. (a)	5,925	205,301
Church & Dwight Co., Inc.	3,300	228,525
J.M. Smucker Co. (The)	2,950	180,157

		613,983

Energy – 7.2%
Arena Resources, Inc. (a)	3,900	144,027
Atlas Energy, Inc. (a)	7,162	258,405
Atwood Oceanics, Inc. (a)	5,750	209,357
Core Laboratories N.V.	1,975	296,033
Denbury Resources, Inc. (a)	11,000	210,650
Southwestern Energy Co. (a)	4,300	170,624

		1,289,096

Financials – 17.2%
Affiliated Managers Group, Inc. (a)	3,100	260,958
Annaly Capital Management, Inc.	11,350	192,383
Axis Capital Holdings Ltd.	6,150	191,696
Corporate Office Properties Trust	3,950	159,778
Digital Realty Trust, Inc.	4,950	290,565
Eaton Vance Corp.	5,275	185,891
Essex Property Trust, Inc.	1,800	190,476
Fifth Third Bancorp	14,850	221,413
FirstMerit Corp.	10,000	235,000
Lincoln National Corp.	7,850	240,131
Macerich Co. (The)	4,842	216,486
MSCI, Inc., Class A (a)	6,950	240,817
Proassurance Corp. (a)	4,050	246,847
Signature Bank (a)	4,850	195,843

		3,068,284

Health Care – 10.7%
Amedisys, Inc. (a)	3,700	213,046
BioMarin Pharmaceuticals, Inc. (a)	11,050	258,238
Catalyst Health Solutions, Inc. (a)	4,500	190,395

Common Stocks, continued

	Shares	Value ($)

Health Care, continued
Coventry Health Care, Inc. (a)	400	9,496
DaVita, Inc. (a)	3,200	199,776
Haemonetics Corp. (a)	3,100	179,366
Intuitive Surgical, Inc. (a)	350	126,196
Laboratory Corp. of America Holdings (a)	2,375	186,604
Masimo Corp.	3,300	77,253
ResMed, Inc. (a)	4,300	294,249
West Pharmaceutical Services, Inc.	4,100	171,585

		1,906,204

Industrials – 12.9%
AGCO Corp. (a)	1,850	64,787
American Superconductor Corp. (a)	3,500	102,130
Eaton Corp.	1,550	119,598
Elbit Systems Ltd.	900	55,485
Flowserve Corp.	2,400	274,992
IHS, Inc., Class A (a)	4,500	228,015
ITT Corp.	3,100	172,267
Kansas City Southern (a)	5,800	235,190
L-3 Communications Holdings, Inc.	1,500	140,355
Precision Castparts Corp.	900	115,506
Shaw Group, Inc. (The) (a)	6,750	258,390
Stericycle, Inc. (a)	3,775	222,347
URS Corp. (a)	2,750	141,213
Valmont Industries, Inc.	2,200	183,238

		2,313,513

Information Technology – 14.9%
Akamai Technologies, Inc. (a)	3,700	143,671
ARM Holdings plc ADR	18,250	208,597
Check Point Software Technologies Ltd. (a)	3,700	131,794
Cognizant Technology Solutions Corp. (a)	5,675	290,446
Cree, Inc. (a)	3,400	248,914
FactSet Research Systems, Inc.	2,150	161,723
Fiserv, Inc. (a)	3,800	194,142
Itron, Inc. (a)	2,450	195,045
McAfee, Inc. (a)	3,850	133,788
Microchip Technology, Inc.	6,750	197,167
MICROS Systems, Inc. (a)	5,450	202,522
Solera Holdings, Inc.	5,700	221,559
Sybase, Inc. (a)	5,000	216,900
Teradata Corp. (a)	4,250	123,548

		2,669,816

Materials – 4.9%
Airgas, Inc.	3,900	247,455
Compass Minerals International, Inc.	2,350	176,979
Crown Holdings, Inc. (a)	9,700	252,200
Valspar Corp. (The)	6,350	198,882

		875,516

Telecommunication Services – 2.3%
American Tower Corp., Class A (a)	5,700	232,617
NII Holdings, Inc. (a)	4,200	178,164

		410,781

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR INVESTOR MID - CAP FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)

Utilities – 6.1%
EQT Corp.	5,625	244,631
ITC Holdings Corp.	3,525	196,801
Northeast Utilities	9,125	253,584
NorthWestern Corp.	7,900	238,738
Portland General Electric Co.	7,550	150,094

		1,083,848

TOTAL COMMON STOCKS (COST $13,919,874)		17,599,321

Investment Companies—2.8%

Midcap SPDR Trust Series 1	310	46,231
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	459,243	459,243

TOTAL INVESTMENT COMPANIES (COST $499,405)		505,474

TOTAL INVESTMENTS (COST $14,419,279) – 101.3%		18,104,795

Percentages indicated are based on net assets of $17,874,202.

ADR —	American Depositary Receipt
plc —	Public Limited Company
SPDR —	Standard & Poor’s Depositary Receipt

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited)

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$63,712,178	$178,083,094	$—	$12,744,536	$117,405,669
Investments in non-affiliates, at value	—	—	18,104,795	—	—
Dividends receivable	—	—	2,876	—	—
Receivable for capital shares issued	90,822	49,224	32,397	1,819	67,770
Receivable for investments sold	—	—	107,828	—	—
Reclaims receivable	—	768,969	—	—	—
Receivable from Investment Adviser	—	—	7,749	5,368	—
Prepaid expenses and other assets	10,620	9,238	5,418	8,581	2,055

Total Assets	63,813,620	178,910,525	18,261,063	12,760,304	117,475,494

Liabilities:
Payable for investments purchased	—	—	344,931	—	—
Payable for capital shares redeemed	105,334	127,589	9,317	9,274	22,338
Payable to Investment Adviser	490	—	—	—	—
Accrued expenses and other liabilities:
Investment Management	—	—	10,928	—	—
Administration	1,021	2,948	559	202	1,882
Distribution	1,097	—	843	710	—
Shareholder Servicing	3,855	—	1,349	2,632	—
Compliance Services	14	43	—	1	16
Custodian	—	—	3,112	—	—
Transfer Agent	13,090	5,733	10,784	11,800	2,839
Trustee	51	193	13	11	83
Other	16,930	86,395	5,025	2,612	38,373

Total Liabilities	141,882	222,901	386,861	27,242	65,531

Net Assets	$63,671,738	$178,687,624	$17,874,202	$12,733,062	$117,409,963

Composition of Net Assets:
Capital	$60,758,719	$246,062,540	$17,435,431	$11,653,621	$105,933,500
Accumulated net investment income (loss)	(122,704)	535,144	116	(70,263)	(295,439)
Accumulated net realized gains (losses) from investment and foreign currency transactions	(6,738,699)	(62,743,908)	(3,246,861)	(797,072)	(6,175,526)
Unrealized appreciation/depreciation from investments and foreign currencies	9,774,422	(5,166,152)	3,685,516	1,946,776	17,947,428

Net Assets	$63,671,738	$178,687,624	$17,874,202	$12,733,062	$117,409,963

Net Assets:
Class A Shares	$16,594,715	$—	$5,225,153	$11,607,029	$—
Class B Shares	1,516,380	—	1,328,664	799,943	—
Class C Shares	152,952	—	15,506	326,090	—
Class I Shares	45,407,691	178,687,624	11,304,879	—	117,409,963

Total	$63,671,738	$178,687,624	$17,874,202	$12,733,062	$117,409,963

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,152,952	—	758,029	1,239,322	—
Class B Shares	114,229	—	214,733	101,720	—
Class C Shares	11,450	—	2,477	40,661	—
Class I Shares	3,122,564	14,699,839	1,594,152	—	9,514,781

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$14.39	$—	$6.89	$9.37	$—
Class B Shares(a)	$13.27	$—	$6.19	$7.86	$—
Class C Shares(a)	$13.36	$—	$6.26	$8.02	$—
Class I Shares	$14.54	$12.16	$7.09	$—	$12.34
Maximum Sales Charge – Class A Shares	5.00%	—%	5.00%	5.00%	—%
Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$15.15	$—	$7.25	$9.86	$—

Total Investments, at cost			$14,419,279

(a)	Redemption Price per share varies by length of time shares are held.

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited) (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$6,260,482	$32,934,431
Receivable for capital shares issued	4,311	73,247
Reclaims receivable	46,354	—
Receivable from Investment Adviser	5,486	3,246
Prepaid expenses and other assets	9,436	9,616

Total Assets	6,326,069	33,020,540

Liabilities:
Payable for capital shares redeemed	11,589	124,567
Accrued expenses and other liabilities:
Administration	104	523
Distribution	498	260
Shareholder Servicing	1,359	2,786
Compliance Service	6	68
Transfer Agent	8,969	11,950
Trustee	8	24
Other	1,931	9,123

Total Liabilities	24,464	149,301

Net Assets	$6,301,605	$32,871,239

Composition of Net Assets:
Capital	$8,939,411	$37,276,146
Accumulated net investment income	3,018	14,104
Accumulated net realized gains (losses) from investment and foreign currency transactions	(2,456,823)	(6,028,855)
Unrealized appreciation/depreciation from investments and foreign currencies	(184,001)	1,609,844

Net Assets	$6,301,605	$32,871,239

Net Assets:
Class A Shares	$5,557,788	$12,853,920
Class B Shares	688,077	324,006
Class C Shares	55,740	79,746
Class I Shares	—	19,613,567

Total	$6,301,605	$32,871,239

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,365,363	1,073,038
Class B Shares	192,558	28,390
Class C Shares	14,394	6,940
Class I Shares	—	1,640,000

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$4.07	$11.98
Class B Shares (a)	$3.57	$11.41
Class C Shares (a)	$3.87	$11.49
Class I Shares	$—	$11.96
Maximum Sales Charge—Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$4.28	$12.61

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	23

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited)

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Dividends	$—	$—	$98,859	$—	$—
Investment Income from Affiliated Portfolios (a)	196,523	2,041,984	—	26,372	244,178
Tax reclaims from Affiliated Portfolios (a)	—	(18,605)	—	—	—
Foreign tax withholding from Affiliated Portfolios (a)	—	(184,458)	—	—	—
Expenses from Affiliated Portfolios (a)	(202,767)	(775,590)	—	(52,075)	(482,120)

Total Investment Income (Loss)	(6,244)	1,063,331	98,859	(25,703)	(237,942)

Expenses:
Investment Management	—	—	58,139	—	—
Administration:
Class A Shares	1,603	17,940	917	1,048	10,837
Class B Shares	188	—	291	93	—
Class C Shares	14	—	4	30	—
Class I Shares	4,170	—	1,836	—	—
Distribution:
Class B Shares	7,133	—	5,538	3,502	—
Class C Shares	534	—	53	1,131	—
Shareholder Servicing:
Class A Shares	20,286	—	5,819	10,947	—
Class B Shares	2,377	—	1,846	1,167	—
Class C Shares	178	—	18	377	—
Accounting	11,872	4,465	28,580	9,428	4,465
Compliance Services	126	387	65	23	222
Custodian	—	—	3,238	—	—
Printing	9,852	15,602	2,484	1,917	16,163
Professional	2,001	3,566	1,525	1,344	2,577
Transfer Agent	40,109	17,189	32,072	31,586	19,203
Trustee	380	1,143	196	73	659
Registration fees	15,982	2,322	3,382	14,056	760
Other	1,639	3,975	818	293	2,611

Total expenses before fee reductions	118,444	66,589	146,821	77,015	57,497
Fees reimbursed by Investment Adviser	(1,984)	—	(48,078)	(32,455)	—

Net Expenses	116,460	66,589	98,743	44,560	57,497

Net Investment Income (Loss)	(122,704)	996,742	116	(70,263)	(295,439)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	2,825,276	(2,712,014)	433,391	774,259	6,974,558
Change in unrealized appreciation/depreciation from investments and foreign currencies	5,648,255	4,738,328	2,512,609	1,833,704	17,120,665

Net realized/unrealized gains from investments and foreign currency transactions	8,473,531	2,026,314	2,946,000	2,607,963	24,095,223

Change In Net Assets Resulting From Operations	$8,350,827	$3,023,056	$2,946,116	$2,537,700	$23,799,784

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited) (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$74,672	$239,131
Tax reclaims from Affiliated Portfolios (a)	(4,828)	—
Foreign tax withholding from Affiliated Portfolios (a)	(6,693)	(948)
Expenses from Affiliated Portfolios (a)	(28,344)	(103,542)

Total Investment Income (Loss)	34,807	134,641

Expenses:
Administration:
Class A Shares	569	1,257
Class B Shares	85	39
Class C Shares	4	8
Class I Shares	—	1,791
Distribution:
Class B Shares	3,209	1,488
Class C Shares	219	285
Shareholder Servicing:
Class A Shares	7,176	15,863
Class B Shares	1,070	496
Class C Shares	73	95
Accounting	9,428	11,903
Compliance Services	18	72
Printing	1,150	5,130
Professional	1,275	1,611
Transfer Agent	24,186	32,071
Trustee	45	198
Registration fees	12,835	7,858
Other	246	826

Total expenses before fee reductions	61,588	80,991
Fees reduced by Investment Adviser	(29,799)	(16,741)

Net Expenses	31,789	64,250

Net Investment Income (Loss)	3,018	70,391

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized losses from investments and foreign currency transactions	(61,118)	(204,452)
Change in unrealized appreciation/depreciation from investments and foreign currencies	146,640	4,169,646

Net realized/unrealized gains from investments and foreign currency transactions	85,522	3,965,194

Change In Net Assets Resulting From Operations	$88,540	$4,035,585

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	25

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(122,704)	$(106,102)
Net realized gains (losses) from investments transactions	2,825,276	(9,717,237)
Change in unrealized appreciation/depreciation from investments and foreign currencies	5,648,255	18,612,853

Change in net assets resulting from operations	8,350,827	8,789,514

Dividends:

Net realized gains:

Change in net assets resulting from capital transactions	(2,154,257)	(10,272,668)

Change in net assets	6,196,570	(1,483,154)

Net Assets:
Beginning of period	57,475,168	58,958,322

End of period	$63,671,738	$57,475,168

Accumulated net investment income (loss)	$(122,704)	$—

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,017,783	$1,225,814
Value of shares redeemed	(2,586,160)	(5,063,199)

Class A Shares capital transactions	(1,568,377)	(3,837,385)

Class B Shares:
Proceeds from shares issued	24,735	66,339
Value of shares redeemed	(839,301)	(1,164,836)

Class B Shares capital transactions	(814,566)	(1,098,497)

Class C Shares:
Proceeds from shares issued	14,602	36,704
Value of shares redeemed	(49)	(5,976)

Class C Shares capital transactions	14,553	30,728

Class I Shares:
Proceeds from shares issued	5,030,377	4,547,877
Value of shares redeemed	(4,816,244)	(9,915,391)

Class I Shares capital transactions	214,133	(5,367,514)

Change in net assets resulting from capital transactions	$(2,154,257)	$(10,272,668)

SHARE TRANSACTIONS:
Class A Shares:
Issued	72,744	112,735
Redeemed	(187,780)	(472,708)

Change in Class A Shares	(115,036)	(359,973)

Class B Shares:
Issued	1,938	6,818
Redeemed	(65,181)	(117,668)

Change in Class B Shares	(63,243)	(110,850)

Class C Shares:
Issued	1,156	3,677
Redeemed	(4)	(631)

Change in Class C Shares	1,152	3,046

Class I Shares:
Issued	357,063	418,087
Redeemed	(349,129)	(961,622)

Change in Class I Shares	7,934	(543,535)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$996,742	$3,354,935	$116	$37,965
Net realized gains (losses) from investments transactions	(2,712,014)	(59,981,220)	433,391	(3,509,959)
Change in unrealized appreciation/depreciation from investments and foreign currencies	4,738,328	90,089,864	2,512,609	5,026,011

Change in net assets resulting from operations	3,023,056	33,463,579	2,946,116	1,554,017

Dividends:
Net investment income:
Class A Shares	—	—	(5,190)	—
Class I Shares	(2,826,752)	(7,354,738)	(32,775)	—
Net realized gains:
Class A Shares	—	—	—	(294,264)
Class B Shares	—	—	—	(174,161)
Class C Shares	—	—	—	(1,041)
Class I Shares	—	(8,461,420)	—	(681,038)

Change in net assets resulting from shareholder dividends	(2,826,752)	(15,816,158)	(37,965)	(1,150,504)

Change in net assets resulting from capital transactions	(1,750,822)	1,541,373	1,761,746	(3,850,002)

Change in net assets	(1,554,518)	19,188,794	4,669,897	(3,446,489)

Net Assets:
Beginning of period	180,242,142	161,053,348	13,204,305	16,650,794

End of period	$178,687,624	$180,242,142	$17,874,202	$13,204,305

Accumulated net investment income (loss)	$535,144	$2,365,154	$116	$37,965

28	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$486,489	$566,784
Dividends reinvested	—	—	5,110	290,977
Value of shares redeemed	—	—	(358,259)	(541,791)

Class A Shares capital transactions	—	—	133,340	315,970

Class B Shares:
Proceeds from shares issued	—	—	30,059	82,819
Dividends reinvested	—	—	—	169,310
Value of shares redeemed	—	—	(559,265)	(686,734)

Class B Shares capital transactions	—	—	(529,206)	(434,605)

Class C Shares:
Proceeds from shares issued	—	—	—	11
Dividends reinvested	—	—	—	1,041
Value of shares redeemed	—	—	—	(508)

Class C Shares capital transactions	—	—	—	544

Class I Shares:
Proceeds from shares issued	13,682,822	26,914,666	3,278,971	341,422
Dividends reinvested	2,134,231	11,845,280	21,153	462,791
Value of shares redeemed	(17,567,875)	(37,218,573)	(1,142,512)	(4,536,124)

Class I Shares capital transactions	(1,750,822)	1,541,373	2,157,612	(3,731,911)

Change in net assets resulting from capital transactions	$(1,750,822)	$1,541,373	$1,761,746	$(3,850,002)

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	76,538	116,639
Reinvested	—	—	830	65,535
Redeemed	—	—	(56,333)	(111,962)

Change in Class A Shares	—	—	21,035	70,212

Class B Shares:
Issued	—	—	5,092	18,945
Reinvested	—	—	—	42,117
Redeemed	—	—	(98,139)	(154,800)

Change in Class B Shares	—	—	(93,047)	(93,738)

Class C Shares:
Reinvested	—	—	—	256
Redeemed	—	—	—	(138)

Change in Class C Shares	—	—	—	118

Class I Shares:
Issued	1,109,648	2,374,315	498,632	70,062
Reinvested	173,656	1,323,495	3,342	101,267
Redeemed	(1,410,087)	(3,874,180)	(177,307)	(911,670)

Change in Class I Shares	(126,783)	(176,370)	324,667	(740,341)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	29

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(70,263)	$(112,648)	$(295,439)	$(434,015)
Net realized gains (losses) from investments transactions	774,259	(1,474,598)	6,974,558	(12,341,854)
Change in unrealized appreciation/depreciation from investments and foreign currencies	1,833,704	2,899,270	17,120,665	24,564,409

Change in net assets resulting from operations	2,537,700	1,312,024	23,799,784	11,788,540

Dividends:
Net realized gains:
Class A Shares	—	(539,992)	—	—
Class B Shares	—	(107,053)	—	—
Class C Shares	—	(13,420)	—	—
Class I Shares	—	—	—	(2,746,629)

Change in net assets resulting from shareholder dividends	—	(660,465)	—	(2,746,629)

Change in net assets resulting from capital transactions	(841,068)	(981,801)	(6,675,120)	(6,597,185)

Change in net assets	1,696,632	(330,242)	17,124,664	2,444,726

Net Assets:
Beginning of period	11,036,430	11,366,672	100,285,299	97,840,573

End of period	$12,733,062	$11,036,430	$117,409,963	$100,285,299

Accumulated net investment income (loss)	$(70,263)	$—	$(295,439)	$—

30	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$667,361	$1,180,248	$—	$—
Dividends reinvested	—	537,467	—	—
Value of shares redeemed	(1,018,937)	(2,263,523)	—	—

Class A Shares capital transactions	(351,576)	(545,808)	—	—

Class B Shares:
Proceeds from shares issued	35,911	66,965	—	—
Dividends reinvested	—	106,455	—	—
Value of shares redeemed	(521,176)	(667,369)	—	—

Class B Shares capital transactions	(485,265)	(493,949)	—	—

Class C Shares:
Proceeds from shares issued	3,500	54,586	—	—
Dividends reinvested	—	13,420	—	—
Value of shares redeemed	(7,727)	(10,050)	—	—

Class C Shares capital transactions	(4,227)	57,956	—	—

Class I Shares:
Proceeds from shares issued	—	—	6,325,221	9,048,783
Dividends reinvested	—	—	—	2,020,969
Value of shares redeemed	—	—	(13,000,341)	(17,666,937)

Advisor Shares capital transactions	—	—	(6,675,120)	(6,597,185)

Change in net assets resulting from capital transactions	$(841,068)	$(981,801)	$(6,675,120)	$(6,597,185)

SHARE TRANSACTIONS:
Class A Shares:
Issued	77,147	173,171	—	—
Reinvested	—	95,805	—	—
Redeemed	(119,906)	(340,092)	—	—

Change in Class A Shares	(42,759)	(71,116)	—	—

Class B Shares:
Issued	4,824	12,358	—	—
Reinvested	—	22,363	—	—
Redeemed	(73,050)	(123,288)	—	—

Change in Class B Shares	(68,226)	(88,567)	—	—

Class C Shares:
Issued	510	9,847	—	—
Reinvested	—	2,768	—	—
Redeemed	(980)	(1,959)	—	—

Change in Class C Shares	(470)	10,656	—	—

Class I Shares:
Issued	—	—	560,900	1,063,736
Reinvested	—	—	—	275,712
Redeemed	—	—	(1,148,334)	(2,220,201)

Change in Advisor Shares	—	—	(587,434)	(880,753)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$3,018	$96,154	$70,391	$294,429
Net realized gains (losses) from investments transactions	(61,118)	(2,354,316)	(204,452)	(1,353,212)
Change in unrealized appreciation/depreciation from investments and foreign currencies	146,640	3,553,124	4,169,646	5,610,790

Change in net assets resulting from operations	88,540	1,294,962	4,035,585	4,552,007

Dividends:
Net investment income:
Class A Shares	(97,964)	(374,072)	(21,112)	(155,138)
Class B Shares	(10,236)	(62,669)	—	(2,255)
Class C Shares	(616)	(2,972)	—	(298)
Class I Shares	—	—	(50,023)	(232,742)
Net realized gains:
Class A Shares	—	(2,912,698)	—	—
Class B Shares	—	(617,230)	—	—
Class C Shares	—	(28,817)	—	—

Change in net assets resulting from shareholder dividends	(108,816)	(3,998,458)	(71,135)	(390,433)

Change in net assets resulting from capital transactions	(636,647)	1,710,202	(1,109,742)	(7,588,940)

Change in net assets	(656,923)	(993,294)	2,854,708	(3,427,366)

Net Assets:
Beginning of period	6,958,528	7,951,822	30,016,531	33,443,897

End of period	$6,301,605	$6,958,528	$32,871,239	$30,016,531

Accumulated net investment income (loss)	$3,018	$108,816	$14,104	$14,848

32	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$385,780	$405,226	$440,327	$493,761
Dividends reinvested	97,142	3,262,709	20,936	154,141
Value of shares redeemed	(841,006)	(2,210,404)	(1,985,782)	(4,681,860)

Class A Shares capital transactions	(358,084)	1,457,531	(1,524,519)	(4,033,958)

Class B Shares:
Proceeds from shares issued	7,495	33,259	5,897	13,994
Dividends reinvested	10,191	667,369	—	2,250
Value of shares redeemed	(294,363)	(468,176)	(200,762)	(336,758)

Class B Shares capital transactions	(276,677)	232,452	(194,865)	(320,514)

Class C Shares:
Dividends reinvested	616	31,789	—	298
Value of shares redeemed	(2,502)	(11,570)	(850)	(5,546)

Class C Shares capital transactions	(1,886)	20,219	(850)	(5,248)

Class I Shares:
Proceeds from shares issued	—	—	2,505,176	2,374,352
Dividends reinvested	—	—	45,028	209,767
Value of shares redeemed	—	—	(1,939,712)	(5,813,339)

Class I Shares capital transactions	—	—	610,492	(3,229,220)

Change in net assets resulting from capital transactions	$(636,647)	$1,710,202	$(1,109,742)	$(7,588,940)

SHARE TRANSACTIONS:
Class A Shares:
Issued	92,782	108,012	38,523	53,511
Reinvested	23,521	1,049,103	1,853	17,816
Redeemed	(200,928)	(553,300)	(174,310)	(529,179)

Change in Class A Shares	(84,625)	603,815	(133,934)	(457,852)

Class B Shares:
Issued	2,169	8,391	552	1,659
Reinvested	2,807	243,565	—	274
Redeemed	(80,279)	(153,763)	(18,396)	(39,815)

Change in Class B Shares	(75,303)	98,193	(17,844)	(37,882)

Class C Shares:
Reinvested	156	10,703	—	36
Redeemed	(639)	(3,505)	(80)	(751)

Change in Class C Shares	(483)	7,198	(80)	(715)

Class I Shares:
Issued	—	—	218,140	249,723
Reinvested	—	—	3,995	24,319
Redeemed	—	—	(170,221)	(677,423)

Change in Class I Shares	—	—	51,914	(403,381)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FUNDS—GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$12.55	0.03		1.59	1.62	(0.05)	—	(0.05)	$14.12
Year Ended October 31, 2006	14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)	14.86
Year Ended October 31, 2007	14.86	—	*(f)	4.23	4.23	(0.01)	(1.13)	(1.14)	17.95
Year Ended October 31, 2008	17.95	(0.05	)*	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55
Year Ended October 31, 2009	10.55	(0.04	)*	2.03	1.99	—	—	—	12.54
Six Months Ended April 30, 2010 (Unaudited)	12.54	(0.04	)*	1.89	1.85	—	—	—	14.39

CLASS B SHARES
Year Ended October 31, 2005	$12.11	(0.07)		1.53	1.46	—	—	—	$13.57
Year Ended October 31, 2006	13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)	14.17
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)	16.92
Year Ended October 31, 2008	16.92	(0.16	)*	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85
Year Ended October 31, 2009	9.85	(0.10	)*	1.85	1.75	—	—	—	11.60
Six Months Ended April 30, 2010 (Unaudited)	11.61	(0.08	)*	1.74	1.66	—	—	—	13.27

CLASS C SHARES
Year Ended October 31, 2005	$12.17	(0.07)		1.54	1.47	—	—	—	$13.64
Year Ended October 31, 2006	13.64	(0.16	)*	0.99	0.83	—	(0.23)	(0.23)	14.24
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)	17.02
Year Ended October 31, 2008	17.02	(0.16	)*	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91
Year Ended October 31, 2009	9.91	(0.12	)*	1.89	1.77	—	—	—	11.68
Six Months Ended April 30, 2010 (Unaudited)	11.68	(0.08	)*	1.76	1.68	—	—	—	13.36

CLASS I SHARES
Year Ended October 31, 2005	$12.55	0.06		1.59	1.65	(0.08)	—	(0.08)	$14.12
Year Ended October 31, 2006	14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)	14.90
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)	18.02
Year Ended October 31, 2008	18.02	(0.02	)*	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62
Year Ended October 31, 2009	10.62	(0.01	)*	2.04	2.03	—	—	—	12.65
Six Months Ended April 30, 2010 (Unaudited)	12.65	(0.02	)*	1.91	1.89	—	—	—	14.54

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2005	12.91	%(g)	$21,866	1.15	%(g)	0.19	%(g)	1.35%	79.54%
Year Ended October 31, 2006	6.92%		21,985	1.20%		(0.14)%		1.44%	75.06%
Year Ended October 31, 2007	30.45	%(h)	30,858	1.11	%(h)	(0.03	)%(h)	1.22%	57.04%
Year Ended October 31, 2008	(38.23	)%(i)	17,180	1.20%		(0.36)%		1.22%	157.87%
Year Ended October 31, 2009	18.86	%(j)	15,896	1.20%		(0.33)%		1.31%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	14.75%		16,595	1.20%		(0.55)%		1.21%	42.87%

CLASS B SHARES
Year Ended October 31, 2005	12.06	%(g)	$1,317	1.90	%(g)	(0.48	)%(g)	2.09%	79.54%
Year Ended October 31, 2006	6.16%		1,446	1.95%		(0.88)%		2.19%	75.06%
Year Ended October 31, 2007	29.43	%(h)	1,630	1.86	%(h)	(0.78	)%(h)	1.98%	57.04%
Year Ended October 31, 2008	(38.62	)%(i)	2,839	1.95%		(1.20)%		1.96%	157.87%
Year Ended October 31, 2009	17.87	%(j)	2,059	1.95%		(1.06)%		2.06%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	14.30%		1,516	1.95%		(1.29)%		1.96%	42.87%

CLASS C SHARES
Year Ended October 31, 2005	12.08	%(g)	$344	1.90	%(g)	(0.51	)%(g)	2.10%	79.54%
Year Ended October 31, 2006	6.13%		270	1.95%		(0.89)%		2.18%	75.06%
Year Ended October 31, 2007	29.49	%(h)	98	1.86	%(h)	(0.79	)%(h)	1.96%	57.04%
Year Ended October 31, 2008	(38.63	)%(i)	72	1.95%		(1.13)%		1.97%	157.87%
Year Ended October 31, 2009	17.86	%(j)	120	1.95%		(1.12)%		2.05%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	14.38%		153	1.95%		(1.31)%		1.96%	42.87%

CLASS I SHARES
Year Ended October 31, 2005	13.17	%(g)	$13,107	0.90	%(g)	0.56	%(g)	1.07%	79.54%
Year Ended October 31, 2006	7.21%		15,042	0.95%		0.12%		1.19%	75.06%
Year Ended October 31, 2007	30.73	%(h)	30,295	0.87	%(h)	0.20	%(h)	0.96%	57.04%
Year Ended October 31, 2008	(38.07	)%(i)	38,868	0.95%		(0.16)%		0.97%	157.87%
Year Ended October 31, 2009	19.11	%(j)	39,400	0.95%		(0.08)%		1.06%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	14.94%		45,408	0.95%		(0.31)%		0.96%	42.87%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)	Represents less than $0.005 or $(0.005).

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(j)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

34	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISORS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2005	$14.87	0.31	2.59	2.90	(0.23)	—	(0.23)	$17.54
Year Ended October 31, 2006	17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)	22.10
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)	24.90
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)	10.73
Year Ended October 31, 2009	10.73	0.28	2.31	2.59	(0.54)	(0.62)	(1.16)	12.16
Six Months Ended April 30, 2010 (Unaudited)	12.16	0.07	0.12	0.19	(0.19)	—	(0.19)	12.16

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2005	19.69%		$193,144	0.92%		2.01%		0.92%	31.32%
Year Ended October 31, 2006	32.70%		283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	25.41	%(f)(g)	385,717	0.87	%(f)	2.15	%(f)	0.89%	26.08%
Year Ended October 31, 2008	(51.92)%		161,053	0.84%		2.69%		0.84%	28.98%
Year Ended October 31, 2009	27.90%		180,242	0.97%		2.27%		0.97%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	1.48%		178,688	0.95%		1.10%		0.95%	35.03%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.02% for the Class I Shares.

(g)

During the year ended October 31, 2007, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FUNDS—MID-CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$8.44	(0.06	)*	1.49	1.43	—	—	$9.87
Year Ended October 31, 2006	9.87	(0.00	)*(e)	1.19	1.19	(2.18)	(2.18)	8.88
Year Ended October 31, 2007	8.88	(0.04	)*	2.59	2.55	(0.62)	(0.62)	10.81
Year Ended October 31, 2008	10.81	(0.03	)*	(4.17)	(4.20)	(1.23)	(1.23)	5.38
Year Ended October 31, 2009	5.38	0.01	*	0.73	0.74	(0.44)	(0.44)	5.68
Six Months Ended April 30, 2010 (Unaudited)	5.68	(0.00	)*(e)	1.22	1.22	—	(0.01)	6.89

CLASS B SHARES
Year Ended October 31, 2005	$8.16	(0.13	)*	1.45	1.32	—	—	$9.48
Year Ended October 31, 2006	9.48	(0.06	)*	1.13	1.07	(2.18)	(2.18)	8.37
Year Ended October 31, 2007	8.37	(0.10	)*	2.42	2.32	(0.62)	(0.62)	10.07
Year Ended October 31, 2008	10.07	(0.09	)*	(3.83)	(3.92)	(1.23)	(1.23)	4.92
Year Ended October 31, 2009	4.92	(0.02	)*	0.65	0.63	(0.44)	(0.44)	5.11
Six Months Ended April 30, 2010 (Unaudited)	5.11	(0.02	)*	1.10	1.08	—	—	6.19

CLASS C SHARES
Year Ended October 31, 2005	$8.22	(0.13	)*	1.45	1.32	—	—	$9.54
Year Ended October 31, 2006	9.54	(0.06	)*	1.15	1.09	(2.18)	(2.18)	8.45
Year Ended October 31, 2007	8.45	(0.10	)*	2.43	2.33	(0.62)	(0.62)	10.16
Year Ended October 31, 2008	10.16	(0.10	)*	(3.86)	(3.96)	(1.23)	(1.23)	4.97
Year Ended October 31, 2009	4.97	(0.02	)*	0.66	0.64	(0.44)	(0.44)	5.17
Six Months Ended April 30, 2010 (Unaudited)	5.17	(0.02	)*	1.11	1.09	—	—	6.26

CLASS I SHARES
Year Ended October 31, 2005	$8.52	(0.02	)*	1.48	1.46	—	—	$9.98
Year Ended October 31, 2006	9.98	0.03	*	1.20	1.23	(2.18)	(2.18)	9.03
Year Ended October 31, 2007	9.03	(0.02	)*	2.64	2.62	(0.62)	(0.62)	11.03
Year Ended October 31, 2008	11.03	(0.01	)*	(4.28)	(4.29)	(1.23)	(1.23)	5.51
Year Ended October 31, 2009	5.51	0.03	*	0.75	0.78	(0.44)	(0.44)	5.85
Six Months Ended April 30, 2010 (Unaudited)	5.85	0.01	*	1.26	1.27	—	(0.03)	7.09

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)(d)

CLASS A SHARES
Year Ended October 31, 2005	16.94	%(f)	$2,151	1.38	%(f)	(0.65	)%(f)	1.53%	169.62%
Year Ended October 31, 2006	13.66%		3,185	1.48%		(0.01)%		1.85%	53.16%
Year Ended October 31, 2007	30.51	%(g)	5,897	1.19	%(g)	(0.45	)%(g)	1.70%	66.16%
Year Ended October 31, 2008	(43.49)%		3,584	1.35%		(0.36)%		1.80%	64.65%
Year Ended October 31, 2009	16.07	%(h)	4,186	1.35%		0.22%		2.17%	46.49%
Six Months Ended April 30, 2010 (Unaudited)	21.44%		5,225	1.35%		(0.07)%		1.97%	33.51%

CLASS B SHARES
Year Ended October 31, 2005	16.18	%(f)	$7,415	2.11	%(f)	(1.38	)%(f)	2.27%	169.62%
Year Ended October 31, 2006	12.78%		7,425	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.56	%(g)	6,285	1.92	%(g)	(1.15	)%(g)	2.48%	66.16%
Year Ended October 31, 2008	(43.97)%		1,975	2.09%		(1.16)%		2.51%	64.65%
Year Ended October 31, 2009	15.26	%(h)	1,574	2.10%		(0.48)%		2.94%	46.49%
Six Months Ended April 30, 2010 (Unaudited)	21.14%		1,329	2.10%		(0.79)%		2.73%	33.51%

CLASS C SHARES
Year Ended October 31, 2005	16.06	%(f)	$111	2.13	%(f)	(1.40	)%(f)	2.28%	169.62%
Year Ended October 31, 2006	12.93%		95	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.40	%(g)	79	1.93	%(g)	(1.16	)%(g)	2.46%	66.16%
Year Ended October 31, 2008	(43.97)%		12	2.09%		(1.20)%		2.49%	64.65%
Year Ended October 31, 2009	15.30	%(h)	13	2.10%		(0.53)%		2.91%	46.49%
Six Months Ended April 30, 2010 (Unaudited)	21.08%		16	2.10%		(0.81)%		2.73%	33.51%

CLASS I SHARES
Year Ended October 31, 2005	17.14	%(f)	$19,618	0.89	%(f)	(0.19	)%(f)	1.02%	169.62%
Year Ended October 31, 2006	13.97%		17,029	1.26%		0.29%		1.60%	53.16%
Year Ended October 31, 2007	30.80	%(g)	20,671	0.93	%(g)	(0.19	)%(g)	1.47%	66.16%
Year Ended October 31, 2008	(43.44)%		11,080	1.10%		(0.12)%		1.54%	64.65%
Year Ended October 31, 2009	16.42	%(h)	7,432	1.10%		0.51%		1.95%	46.49%
Six Months Ended April 30, 2010 (Unaudited)	21.71%		11,305	1.10%		0.16%		1.72%	33.51%

*	Calculated based on average shares outstanding.

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e)	Less than $0.005 per share.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.16%, 0.18%, 0.17%, and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2009, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

36	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$10.91	(0.14)		1.62	1.48	—	—	$12.39
Year Ended October 31, 2006	12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)	14.29
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)	16.41
Year Ended October 31, 2008	16.41	(0.12	)*	(4.04)	(4.16)	(5.16)	(5.16)	7.09
Year Ended October 31, 2009	7.09	(0.07	)*	0.97	0.90	(0.43)	(0.43)	7.56
Six Months Ended April 30, 2010 (Unaudited)	7.56	(0.05	)*	1.86	1.81	—	—	9.37

CLASS B SHARES
Year Ended October 31, 2005	$10.29	(0.22)		1.53	1.31	—	—	$11.60
Year Ended October 31, 2006	11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)	13.25
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)	14.94
Year Ended October 31, 2008	14.94	(0.18	)*	(3.50)	(3.68)	(5.16)	(5.16)	6.10
Year Ended October 31, 2009	6.10	(0.10	)*	0.80	0.70	(0.43)	(0.43)	6.37
Six Months Ended April 30, 2010 (Unaudited)	6.37	(0.07	)*	1.56	1.49	—	—	7.86

CLASS C SHARES
Year Ended October 31, 2005	$10.39	(0.21)		1.53	1.32	—	—	$11.71
Year Ended October 31, 2006	11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)	13.38
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)	15.11
Year Ended October 31, 2008	15.11	(0.17	)*	(3.57)	(3.74)	(5.16)	(5.16)	6.21
Year Ended October 31, 2009	6.21	(0.10	)*	0.81	0.71	(0.43)	(0.43)	6.49
Six Months Ended April 30, 2010 (Unaudited)	6.49	(0.07	)*	1.60	1.53	—	—	8.02

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2005	13.57	%(f)	$22,875	1.51	%(f)	(1.11)%	1.69	%(f)	63.95%
Year Ended October 31, 2006	18.81%		24,463	1.55%		(1.04)%	1.70%		60.83%
Year Ended October 31, 2007	30.28	%(g)	15,057	1.52	%(g)	(1.13)%	1.77	%(g)	69.41%
Year Ended October 31, 2008	(35.84)%		9,600	1.55%		(1.13)%	1.82%		80.42%
Year Ended October 31, 2009	14.85%		9,687	1.55%		(1.02)%	2.30%		64.91%
Six Months Ended April 30, 2010 (Unaudited)	23.94%		11,607	1.55%		(1.10)%	2.09%		26.31%

CLASS B SHARES
Year Ended October 31, 2005	12.73	%(f)	$4,539	2.26	%(f)	(1.86)%	2.44	%(f)	63.95%
Year Ended October 31, 2006	17.91%		4,768	2.30%		(1.79)%	2.45%		60.83%
Year Ended October 31, 2007	29.30	%(g)	4,928	2.26	%(g)	(1.91)%	2.52	%(g)	69.41%
Year Ended October 31, 2008	(36.30)%		1,578	2.29%		(1.88)%	2.58%		80.42%
Year Ended October 31, 2009	13.92%		1,082	2.30%		(1.77)%	3.10%		64.91%
Six Months Ended April 30, 2010 (Unaudited)	23.39%		800	2.30%		(1.86)%	2.88%		26.31%

CLASS C SHARES
Year Ended October 31, 2005	12.70	%(f)	$306	2.26	%(f)	(1.86)%	2.44	%(f)	63.95%
Year Ended October 31, 2006	17.92%		299	2.30%		(1.78)%	2.45%		60.83%
Year Ended October 31, 2007	29.32	%(g)	334	2.27	%(g)	(1.91)%	2.50	%(g)	69.41%
Year Ended October 31, 2008	(36.27)%		189	2.30%		(1.88)%	2.58%		80.42%
Year Ended October 31, 2009	13.83%		267	2.30%		(1.78)%	3.08%		64.91%
Six Months Ended April 30, 2010 (Unaudited)	23.57%		326	2.30%		(1.86)%	2.89%		26.31%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03% for Class A Shares, Class B Shares, and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2005	$13.07	(0.10)		1.97	1.87	—	—	$14.94
Year Ended October 31, 2006	14.94	(0.09)		2.93	2.84	(0.50)	(0.50)	17.28
Year Ended October 31, 2007	17.28	(0.11)		4.48	4.37	(2.71)	(2.71)	18.94
Year Ended October 31, 2008	18.94	(0.07)		(4.99)	(5.06)	(4.97)	(4.97)	8.91
Year Ended October 31, 2009	8.91	(0.04)		1.32	1.28	(0.26)	(0.26)	9.93
Six Months Ended April 30, 2010 (Unaudited)	9.93	(0.00	)(h)	2.41	2.41	—	—	12.34

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2005	14.31	%(f)	$177,519	0.94	%(f)	(0.54	)%(f)	0.94%	63.95%
Year Ended October 31, 2006	19.40%		192,124	1.03%		(0.51)%		1.03%	60.83%
Year Ended October 31, 2007	29.42	%(g)	176,593	0.96	%(g)	(0.60	)%(g)	1.03%	69.41%
Year Ended October 31, 2008	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80.42%
Year Ended October 31, 2009	15.47%		100,285	1.02%		(0.50)%		1.02%	64.91%
Six Months Ended April 30, 2010 (Unaudited)	24.27%		117,410	0.98%		(0.54)%		0.98%	26.31%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Class I Shares.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.07% for the Class I Shares.

(h)	Less than $0.005 per share.

38	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2005	$13.93	0.18		2.33	2.51	(0.06)	(0.79)	(0.85)
Year Ended October 31, 2006	15.59	0.22		4.45	4.67	(0.25)	(1.16)	(1.41)
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14	(0.40)	(2.11)	(2.51)
Year Ended October 31, 2008	20.48	0.24	*	(9.41)	(9.17)	(0.15)	(3.31)	(3.46)
Year Ended October 31, 2009	7.85	0.06	*	0.47	0.53	(0.49)	(3.79)	(4.28)
Six Months Ended April 30, 2010 (Unaudited)	4.10	0.00	*(g)	0.04	0.04	(0.07)	—	(0.07)

CLASS B SHARES
Year Ended October 31, 2005	$13.43	0.07		2.24	2.31	—	(0.79)	(0.79)
Year Ended October 31, 2006	14.95	0.09		4.26	4.35	(0.14)	(1.16)	(1.30)
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80	(0.27)	(2.11)	(2.38)
Year Ended October 31, 2008	19.42	0.14	*	(8.86)	(8.72)	(0.03)	(3.31)	(3.34)
Year Ended October 31, 2009	7.36	0.03	*	0.37	0.40	(0.38)	(3.79)	(4.17)
Six Months Ended April 30, 2010 (Unaudited)	3.59	(0.01	)*	0.03	0.02	(0.04)	—	(0.04)

CLASS C SHARES
Year Ended October 31, 2005	$13.67	0.06		2.29	2.35	—	(0.79)	(0.79)
Year Ended October 31, 2006	15.23	0.11		4.33	4.44	(0.14)	(1.16)	(1.30)
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91	(0.23)	(2.11)	(2.34)
Year Ended October 31, 2008	19.94	0.15	*	(9.15)	(9.00)	(0.02)	(3.31)	(3.33)
Year Ended October 31, 2009	7.61	0.03	*	0.43	0.46	(0.39)	(3.79)	(4.18)
Six Months Ended April 30, 2010 (Unaudited)	3.89	(0.01	)*	0.03	0.02	(0.04)	—	(0.04)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2005	$15.59	18.64%		$20,680	1.66%		1.21%		1.66%	31.32%
Year Ended October 31, 2006	18.85	31.85%		22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	20.48	24.19	%(f)	16,078	1.62	%(f)	1.15	%(f)	1.64%	26.08%
Year Ended October 31, 2008	7.85	(52.63)%		6,645	1.70%		1.75%		1.81%	28.98%
Year Ended October 31, 2009	4.10	23.99%		5,939	1.70%		1.56%		2.52%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	4.07	0.95%		5,558	1.70%		0.19%		2.74%	35.03%

CLASS B SHARES
Year Ended October 31, 2005	$14.95	17.72%		$2,403	2.41%		0.47%		2.41%	31.32%
Year Ended October 31, 2006	18.00	30.87%		3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	19.42	23.26	%(f)	3,698	2.37	%(f)	0.59	%(f)	2.40%	26.08%
Year Ended October 31, 2008	7.36	(52.97)%		1,249	2.45%		1.05%		2.56%	28.98%
Year Ended October 31, 2009	3.59	23.03%		962	2.45%		0.80%		3.28%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	3.57	0.58%		688	2.45%		(0.54)%		3.48%	35.03%

CLASS C SHARES
Year Ended October 31, 2005	$15.23	17.70%		$164	2.41%		0.48%		2.41%	31.32%
Year Ended October 31, 2006	18.37	30.92%		163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	19.94	23.39	%(f)	147	2.30	%(f)	0.59	%(f)	2.32%	26.08%
Year Ended October 31, 2008	7.61	(52.96)%		58	2.45%		1.12%		2.57%	28.98%
Year Ended October 31, 2009	3.89	23.01%		58	2.45%		0.92%		3.28%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	3.87	0.53%		56	2.45%		(0.57)%		3.49%	35.03%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(g)	Less than $0.005 per share.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	39

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$13.38	0.10		1.86	1.96	(0.08)	(0.13)	(0.21)	$15.13
Year Ended October 31, 2006	15.13	0.12	*	2.95	3.07	(0.19)	(1.29)	(1.48)	16.72
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52	(0.13)	(1.57)	(1.70)	16.54
Year Ended October 31, 2008	16.54	0.13	*	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)	8.94
Year Ended October 31, 2009	8.94	0.09	*	1.64	1.73	(0.11)	—	(0.11)	10.56
Six Months Ended April 30, 2010 (Unaudited)	10.56	0.02	*	1.42	1.44	(0.02)	—	(0.02)	11.98

CLASS B SHARES
Year Ended October 31, 2005	$12.95	(0.02)		1.80	1.78	—	(0.13)	(0.13)	$14.60
Year Ended October 31, 2006	14.60	—	*	2.84	2.84	(0.07)	(1.29)	(1.36)	16.08
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34	(0.02)	(1.57)	(1.59)	15.83
Year Ended October 31, 2008	15.83	0.03	*	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)	8.53
Year Ended October 31, 2009	8.53	0.04	*	1.54	1.58	(0.03)	—	(0.03)	10.08
Six Months Ended April 30, 2010 (Unaudited)	10.08	(0.02	)*	1.35	1.33	—	—	—	11.41

CLASS C SHARES
Year Ended October 31, 2005	$13.01	(0.02)		1.82	1.80	(0.01)	(0.13)	(0.14)	$14.67
Year Ended October 31, 2006	14.67	—	*	2.85	2.85	(0.05)	(1.29)	(1.34)	16.18
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34	(0.01)	(1.57)	(1.58)	15.94
Year Ended October 31, 2008	15.94	0.03	*	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)	8.60
Year Ended October 31, 2009	8.60	0.02	*	1.57	1.59	(0.04)	—	(0.04)	10.15
Six Months Ended April 30, 2010 (Unaudited)	10.15	(0.02	)*	1.36	1.34	—	—	—	11.49

CLASS I SHARES
Year Ended October 31, 2005	$13.38	0.13		1.86	1.99	(0.11)	(0.13)	(0.24)	$15.13
Year Ended October 31, 2006	15.13	0.15	*	2.94	3.09	(0.23)	(1.29)	(1.52)	16.70
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56	(0.17)	(1.57)	(1.74)	16.52
Year Ended October 31, 2008	16.52	0.16	*	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)	8.93
Year Ended October 31, 2009	8.93	0.11	*	1.63	1.74	(0.13)	—	(0.13)	10.54
Six Months Ended April 30, 2010 (Unaudited)	10.54	0.03	*	1.42	1.45	(0.03)	—	(0.03)	11.96

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2005	14.69	%(f)	$23,315	1.15	%(f)	0.64	%(f)	1.30	%(f)	16.45%
Year Ended October 31, 2006	21.70%		24,688	1.20%		0.74%		1.43%		20.63%
Year Ended October 31, 2007	9.77	%(g)	27,225	1.11	%(g)	0.84	%(g)	1.25%		18.67%
Year Ended October 31, 2008	(40.46	)%(h)	14,881	1.20%		0.99%		1.23%		24.61%
Year Ended October 31, 2009	19.59	%(i)	12,742	1.20%		0.91%		1.40%		19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.63%		12,854	1.20%		0.32%		1.31%		14.64%

CLASS B SHARES
Year Ended October 31, 2005	13.78	%(f)	$1,767	1.90	%(f)	(0.10	)%(f)	2.04	%(f)	16.45%
Year Ended October 31, 2006	20.78%		1,939	1.95%		(0.01)%		2.18%		20.63%
Year Ended October 31, 2007	8.92	%(g)	1,772	1.87	%(g)	0.10	%(g)	2.00%		18.67%
Year Ended October 31, 2008	(40.89	)%(h)	717	1.95%		0.24%		1.98%		24.61%
Year Ended October 31, 2009	18.63	%(i)	466	1.95%		0.23%		2.14%		19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.19%		324	1.95%		(0.36)%		2.05%		14.64%

CLASS C SHARES
Year Ended October 31, 2005	13.86	%(f)	$388	1.90	%(f)	(0.12	)%(f)	2.05	%(f)	16.45%
Year Ended October 31, 2006	20.72%		157	1.95%		0.01%		2.17%		20.63%
Year Ended October 31, 2007	8.95	%(g)	126	1.87	%(g)	0.11	%(g)	1.99%		18.67%
Year Ended October 31, 2008	(40.89	)%(h)	66	1.95%		0.24%		1.98%		24.61%
Year Ended October 31, 2009	18.60	%(i)	71	1.95%		0.12%		2.14%		19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.20%		80	1.95%		(0.44)%		2.06%		14.64%

CLASS I SHARES
Year Ended October 31, 2005	14.96	%(f)	$15,044	0.90	%(f)	0.91	%(f)	1.02	%(f)	16.45%
Year Ended October 31, 2006	21.90%		18,036	0.95%		0.99%		1.18%		20.63%
Year Ended October 31, 2007	10.04	%(g)	28,692	0.87	%(g)	1.07	%(g)	0.99%		18.67%
Year Ended October 31, 2008	(40.29	)%(h)	17,779	0.95%		1.24%		0.98%		24.61%
Year Ended October 31, 2009	19.82	%(i)	16,737	0.95%		1.16%		1.15%		19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.79%		19,614	0.95%		0.56%		1.06%		14.64%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigations settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22% and 0.22% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

40	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited)

1.	Organization:

          The HSBC Investor Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust’’), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act’’), as open-end management investment companies. As of April 30, 2010, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 2 separate operational funds. The accompanying financial statements are presented for the following 7 funds (individually a “Fund’’, collectively the “Funds’’) of the Trust and Advisor Trust (collectively the “Trusts’’):

Fund	Short Name	Trust

HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Mid-Cap Fund	Mid-Cap Fund	Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Equity Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

All the Funds are diversified funds. Each Fund is a part of the HSBC Investor Family of Funds.

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a “Feeder Fund’’, collectively the “Feeder Funds’’) utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on April 30, 2010

Growth Fund	HSBC Investor Growth Portfolio	68.6%
International Equity Fund	HSBC Investor International Equity Portfolio	86.3%
Opportunity Fund	HSBC Investor Opportunity Portfolio	9.1%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	84.0%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	3.0%
Value Fund	HSBC Investor Value Portfolio	65.3%

          The HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio’’, collectively the “Portfolios’’) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust’’). The Portfolios operate as master funds in master-feeder arrangements and also receive investments from certain fund of funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund, Mid-Cap Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The International Equity Fund and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Opportunity Fund and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than

HSBC INVESTOR FAMILY OF FUNDS	41

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

          Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect the risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

A. Feeder Funds

          The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

B. Mid-Cap Fund

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or profits, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by the Fund includes governmental actions, natural disasters and armed conflicts.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values, as reported by such companies. Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded.

Investment Transactions and Related Income:

A. Mid-Cap Fund

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

42	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

B. Feeder Funds

          The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Equity Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          Prior to February 28, 2010, a redemption fee of 2.00% was charged and recorded as paid-in-capital for any shares redeemed or exchanged after being held for less than 30 days. This fee did not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that could not implement the fee. Effective February 28, 2010 the redemption fee has been removed. For the fiscal year ended October 31, 2009 and period ended April 30, 2010, the following Funds collected redemption fees as follows:

Fund	Fees Collected October 31, 2009	Fees Collected April 30, 2010

Growth Fund	$2,635	$—
International Equity Fund	8,926	143
Mid-Cap Fund	25	11
Opportunity Fund (Advisor)	2,378	141
Opportunity Fund	638	318
Overseas Equity Fund	73	2
Value Fund	2,519	55

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as appli-

HSBC INVESTOR FAMILY OF FUNDS	43

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

cable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements. New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this update will have on the Trusts’ financial statements and related disclosures.

Futures Contracts:

          The Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market conditions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,’’ are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          Should market conditions move unexpectedly, the Mid-Cap Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Mid-Cap Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended April 30, 2010, the Mid-Cap Fund did not hold any futures contracts.

Options:

          The Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is “covered’’ if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the period ended April 30, 2010, the Mid-Cap Fund did not write any covered call options.

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

44	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

The following is a summary of the valuation inputs used as of April 30, 2010 in valuing the Funds’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$63,712,178	$—	$63,712,178

Total Investment Securities	$—	$63,712,178	$—	$63,712,178

International Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$178,083,094	$—	$178,083,094

Total Investment Securities	$—	$178,083,094	$—	$178,083,094

Mid-Cap Fund
Investment Securities:
Common Stocks (b)	$17,599,321	$—	$—	$17,599,321
Investment Companies	505,474	—	—	505,474

Total Investment Securities	$18,104,795	$—	$—	$18,104,795

Opportunity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$12,744,536	$—	$11,027,004

Total Investment Securities	$—	$12,744,536	$—	$11,027,004

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Portfolios (a)	$—	$117,405,669	$—	$117,405,669

Total Investment Securities	$—	$117,405,669	$—	$117,405,669

Overseas Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$6,260,482	$—	$6,260,482

Total Investment Securities	$—	$6,260,482	$—	$6,260,482

Value Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$32,934,431	$—	$32,934,431

Total Investment Securities	$—	$32,934,431	$—	$32,934,431

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder fund structure, the inputs used for valuing these investments are categorized as Level 2.

(b)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

4.	Related Party Transactions and Other Agreements and Plans:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Fund and continuously reviews, supervises, and administers the Fund’s investments. Investment sub-advisory services are provided by Munder Capital Management (“Munder”) for the Mid-Cap Fund.

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HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          For their services as Investment Adviser and Investment Sub-Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund’s average daily net assets.

Feeder Funds are not directly charged any investment management fees.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $134,557 for the period ended April 30, 2010, plus reimbursement of certain out of pocket expenses. Expenses incurred by each fund are reflected on the Statements of Operations as “Compliance Services.” Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. As of the most recent fiscal periods Foreside, as Distributor, also received $284,730, $198,003 and $19,382 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively, of which $30, $6 and $– were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trusts have adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

46	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Fund Accounting, Transfer Agency and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and Portfolio Trust. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Mid-Cap Fund.

          The Investment Adviser has also agreed to contractually limit, through March 1, 2011, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%
Mid-Cap Fund	A	1.35%
Mid-Cap Fund	B	2.10%
Mid-Cap Fund	C	2.10%
Mid-Cap Fund	I	1.10%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2010, the repayments that may potentially be made by the Funds are as follows:

Fund	2013($)*	2012($)*	2011($)*	2010($)*

Growth Fund	1,984	56,048	7,580	8,757
Mid-Cap Fund	24,882	69,632	35,881	19,994
Opportunity Fund	26,532	65,792	—	18,813
Overseas Equity Fund	24,800	45,169	—	—
Value Fund	16,741	55,991	13,116	25,113

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

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HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2010 were as follows:

Fund	Purchases	Sales

Mid-Cap Fund	$6,713,444	$5,115,226

There were no long-term U.S. Government securities held during the period ended April 30, 2010.

Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2010 totaled:

Fund	Contributions	Withdrawals

Growth Fund	$2,754,035	$5,029,264
International Equity Fund	10,383,644	15,145,907
Opportunity Fund	177,517	1,042,247
Opportunity Fund (Advisor)	3,815,129	10,481,149
Overseas Equity Fund	115,687	891,066
Value Fund	1,311,464	2,524,038

6.	Federal Income Tax Information:

          At April 30, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation($)*

Mid-Cap Fund	14,712,188	3,800,906	(408,299)	3,392,607

*	The difference between book-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2009 was as follows:

	Dividends paid from Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund (Advisor)	7,354,738	8,461,420	15,816,158
Mid-Cap Fund	—	1,150,504	1,150,504
Opportunity Fund	—	660,465	660,465
Opportunity Fund (Advisor)	—	2,746,629	2,746,629
Overseas Equity Fund	651,140	3,347,318	3,998,458
Value Fund	390,433	—	390,433

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

48	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

As of the latest tax year ended October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable(2)	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/ (Deficit)

Growth Fund	$—	$—	$—	$—	$—	$(11,630,969)	$6,193,161	$(5,437,808)
International Equity Fund (Advisor)	2,365,154	—	—	2,365,154	—	(59,383,976)	(10,552,398)	(67,571,220)
Mid-Cap Fund	37,965	—	—	37,965	—	(3,361,790)	854,445	(2,469,380)
Opportunity Fund	—	—	—	—	—	(1,305,884)	(152,375)	(1,458,259)
Opportunity Fund (Advisor)	—	—	—	—	—	(10,911,778)	(1,411,543)	(12,323,321)
Overseas Equity Fund	108,816	—	—	108,816	—	(2,368,405)	(357,941)	(2,617,530)
Value Fund	14,848	—	—	14,848	—	(6,016,194)	(2,368,011)	(8,369,357)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          As of latest tax year ended October 31, 2009, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by U.S. Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Growth Fund	211,343	2016
Growth Fund	11,419,626	2017
International Equity Fund (Advisor)	59,383,976	2017
Mid-Cap Fund	3,361,790	2017
Opportunity Fund	1,305,884	2017
Opportunity Fund (Advisor)	10,911,778	2017
Overseas Equity Fund	2,368,405	2017
Value Fund	4,701,437	2016
Value Fund	1,314,757	2017

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), a subsidiary of the BISYS Group, Inc., reached a settlement (the “Settlement”) with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to the past payment by BISYS of certain marketing and other expenses with respect to certain of its mutual fund clients (the “Covered Clients”), including the Funds. A plan of distribution (“Fair Fund Plan”) was established in accordance with the Settlement for purposes of collecting and distributing settlement monies (“Settlement Monies”) to the Covered Clients. The payment of Settlement Monies to the Funds will be made on a date to be approved by the SEC, and the impact of such payments to the total return, net expense ratio and net income ratio of each Fund will be disclosed in the Financial Highlights after the date of payment.

HSBC INVESTOR FAMILY OF FUNDS	49

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), generally requires that a mutual fund’s board of trustees, including a majority of trustees who are not parties to the fund’s investment advisory agreement or “interested persons” of the fund, as defined in the 1940 Act (“Independent Trustees”), review and approve the fund’s investment advisory agreement or agreements on an annual basis.

          The Boards of Trustees (collectively, “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (the “Trusts”) and the Contracts and Expense Committee thereof, which consists exclusively of the Independent Trustees of the Trusts (the “Committee”), met in December 2009 to consider: (i) the approval of the continuation of the Investment Advisory Agreements and related Supplements (“Advisory Contracts”) between each of the Trusts and the Adviser and the Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser (“Sub-Advisory Contracts”) with respect to the operational series of the Trusts (the “Existing Funds”), (ii) the initial approval of the Advisory Contract and of a Sub-Advisory Contract with respect to the HSBC Investor Global Emerging Markets Local Debt Fund and the HSBC Investor Global Emerging Markets Fixed Income Fund (collectively, the “GEM Funds”), each a series of HSBC Investor Funds, and (iii) other ancillary agreements with respect to the Existing Funds and the GEM Funds (collectively, “Funds”) to which the Adviser is a party that provide for different administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (collectively, the “Agreements”).

          Prior to the meetings, the Trustees requested, received and reviewed the information they thought reasonably necessary to evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services the Adviser and Sub-Advisers provide to the Funds; (ii) personnel who provide such services; (iii) the investment performance for each Existing Fund; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers with respect to each Fund; (v) the total expense ratio of each Existing Fund; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process, and all Trustees received advice regarding their fiduciary obligations under Section 15(c) of the 1940 Act.

          On December 4, 2009, the Committee convened and its members reviewed and discussed information provided in advance of and at the meeting, including (among other things): (i) the results of the annual compliance review of the Adviser and Sub-Advisers; (ii) the Funds’ investment performance over varying periods of time; (iii) the fees of the Funds in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc.; (iv) the nature, quality and extent of and fees paid for administrative services provided by the Adviser; and (v) factors particular to the Funds that are money market funds. At the conclusion of this meeting, the Trustees requested certain additional information from the Adviser, including information about how the Adviser provides administrative services, differences in the advisory services provided to the money market mutual funds and separately managed accounts advised by the Adviser and fees waived by the Adviser with respect to the money market funds.

          The Committee also convened in a meeting held on December 14th and 15th. At this meeting, the Committee reviewed its prior deliberations in light of: (i) the Adviser’s responses to the Committee’s requests for additional information and (ii) presentations from the Adviser and Sub-Advisers, including information about the performance of the Sub-Adviser proposed for the GEM Funds with respect to other accounts it manages, and considered, among other things, the profitability of the Adviser and the performance of the Adviser’s Multimanager Unit. Based on its deliberations, the Committee determined to make a recommendation to the Board of the Trusts to approve or approve the continuation of each Advisory Agreement, as appropriate.

          The Board of the Trusts, including the Independent Trustees, also met in-person on December 14th and 15th, 2009. At this meeting, the Board reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the deliberations and recommendation of the Committee. As a result of this process, the Trustees and Independent Trustees determined with respect to each of the Funds, as appropriate: (i) that the initial approval or continuation of the Agreements with respect to the Fund was consistent with the best interests of the Fund and its shareholders and (ii) to approve or approve the continuation of the Agreements with respect to the Fund. The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the

50	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

Funds. The Board considered the quality and experience of the Adviser’s personnel who provide management services to the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also took note of the long-term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ compliance environment and for overseeing the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. The Board also considered the Adviser’s reputation and financial condition, as well as how the Adviser’s investment disciplines had fared during the market volatility of the preceding year.

With respect to the administrative support services that the Adviser provides to the Funds, the Trustees considered the nature, quality and extent of these services, including the Adviser’s oversight and management of the Funds’ other service providers, and the fees payable to the Adviser and to other entities under the Adviser’s supervision that provide administrative services to the Trusts.

The Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide or would provide to their respective Funds. In this regard, the Board considered the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, as well as how the Sub-advisers’ investment disciplines had fared during the market volatility of the preceding year.

The Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered the short-term and long-term investment performance of each Existing Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. The Trustees noted that the Existing Funds generally had strong performance records. In instances where it was noted that a Fund’s performance was not strong on a relative basis, the Trustees considered the Adviser’s representation as to steps it was taking to address the issue. The Trustees also considered representations of the Adviser regarding the relative performance of the portfolio management team proposed for the GEM Funds. The Trustees concluded that the investment performance presented supported the continuation or initial approval of the Agreements, as appropriate, with respect to each Fund.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. In this regard, the Trustees compared Fund expenses to those of similar funds, noting that the Funds’ expenses generally compare favorably with industry averages for other funds.

The Trustees considered the Adviser’s profitability and costs, including an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Trustees considered the advisory fees under the Trusts’ Advisory Contracts and compared those fees to the fees of similar funds, which had been provided by the Adviser from a database compiled by Lipper Inc. The Trustees determined that the Funds had competitive advisory fees with those of similar funds, noting the resources, expertise and experience that the Adviser provided to the Funds. The Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

With respect to the administrative support services provided by the Adviser, the Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

The Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Trustees also considered certain information on profitability provided by certain of the Sub-Advisers.

The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the factors set forth above.

HSBC INVESTOR FAMILY OF FUNDS	51

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

Other Relevant Considerations. The Board also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce the overall operating expenses of those Funds. The Trustees also considered the financial commitment the Adviser had made over the prior year to maintain a positive yield for the series of the Trust that are money market funds. The Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved or approved the continuation of each Agreement.

52	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2010

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemption of shares, (2) ongoing costs, including management fees; distribution and /or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 - 4/30/10	Annualized Expense Ratio During Period 11/1/09 - 4/30/10

Growth Fund	Class A Shares	$1,000.00	$1,147.50	$6.39	1.20%
	Class B Shares	1,000.00	1,143.00	10.36	1.95%
	Class C Shares	1,000.00	1,143.80	10.37	1.95%
	Class I Shares	1,000.00	1,149.40	5.06	0.95%
International Equity Fund	Class I Shares	1,000.00	1,014.80	4.75	0.95%
Mid-Cap Fund	Class A Shares	1,000.00	1,214.40	7.41	1.35%
	Class B Shares	1,000.00	1,211.40	11.51	2.10%
	Class C Shares	1,000.00	1,210.80	11.51	2.10%
	Class I Shares	1,000.00	1,217.10	6.05	1.10%
Opportunity Fund	Class A Shares	1,000.00	1,239.40	8.61	1.55%
	Class B Shares	1,000.00	1,233.90	12.74	2.30%
	Class C Shares	1,000.00	1,235.70	12.75	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,242.70	5.45	0.98%
Overseas Equity Fund	Class A Shares	1,000.00	1,009.50	8.47	1.70%
	Class B Shares	1,000.00	1,005.80	12.18	2.45%
	Class C Shares	1,000.00	1,005.30	12.18	2.45%
Value Fund	Class A Shares	1,000.00	1,136.30	6.36	1.20%
	Class B Shares	1,000.00	1,131.90	10.31	1.95%
	Class C Shares	1,000.00	1,132.00	10.31	1.95%
	Class I Shares	1,000.00	1,137.90	5.04	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	53

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2010 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchases and redemptions of shares (if applicable). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 - 4/30/10	Annualized Expense Ratio During Period 11/1/09 - 4/30/10

Growth Fund	Class A Shares	$1,000.00	$1,018.84	$6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%
International Equity Fund	Class I Shares	1,000.00	1,020.08	4.76	0.95%
Mid-Cap Fund	Class A Shares	1,000.00	1,018.10	6.76	1.35%
	Class B Shares	1,000.00	1,014.38	10.49	2.10%
	Class C Shares	1,000.00	1,014.38	10.49	2.10%
	Class I Shares	1,000.00	1,019.34	5.51	1.10%
Opportunity Fund	Class A Shares	1,000.00	1,017.11	7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.93	4.91	0.98%
Overseas Equity Fund	Class A Shares	1,000.00	1,016.36	8.50	1.70%
	Class B Shares	1,000.00	1,012.65	12.23	2.45%
	Class C Shares	1,000.00	1,012.65	12.23	2.45%
Value Fund	Class A Shares	1,000.00	1,018.84	6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

54	HSBC INVESTOR FAMILY OF FUNDS

Other Information:

          Information regarding how the Funds and Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Funds and Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds’ and Portfolios’ Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Funds’ and Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Funds’ and Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS	55

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HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.3%

	Shares	Value($)

Consumer Discretionary – 10.4%
Amazon.com, Inc. (a)	11,900	1,631,014
Kohl’s Corp. (a)	20,100	1,105,299
New Oriental Education & Technology Group, Inc. ADR (a)	7,600	711,132
O’Reilly Automotive, Inc. (a)	22,300	1,090,247
Priceline.com, Inc. (a)	7,600	1,991,580
Target Corp.	18,300	1,040,721
The Estee Lauder Cos., Inc., Class A	9,400	619,648
Urban Outfitters, Inc. (a)	38,800	1,455,388

		9,645,029

Consumer Staples – 4.5%
Costco Wholesale Corp.	22,300	1,317,484
PepsiCo, Inc.	14,800	965,256
Staples, Inc.	38,400	903,552
Yum! Brands, Inc.	22,900	971,418

		4,157,710

Energy – 9.0%
Dresser-Rand Group, Inc. (a)	29,500	1,040,760
EOG Resources, Inc.	8,500	953,020
First Solar, Inc. (a)	4,800	689,040
FMC Technologies, Inc. (a)	14,500	981,505
Occidental Petroleum Corp.	10,900	966,394
Peabody Energy Corp.	24,500	1,144,640
Schlumberger Ltd.	35,900	2,563,978

		8,339,337

Financials – 7.1%
Goldman Sachs Group, Inc.	12,500	1,815,000
IntercontinentalExchange, Inc. (a)	7,700	898,051
Invesco Ltd.	16,800	386,232
JP Morgan Chase & Co.	61,000	2,597,380
The Charles Schwab Corp.	46,400	895,056

		6,591,719

Health Care – 8.9%
Celgene Corp. (a)	22,400	1,387,680
Express Scripts, Inc. (a)	12,800	1,281,664
Gilead Sciences, Inc. (a)	11,600	460,172
Medco Health Solutions, Inc. (a)	40,600	2,392,152
Shire plc ADR	13,700	902,008
Teva Pharmaceutical Industries Ltd. ADR	31,600	1,855,868

		8,279,544

Industrials – 12.9%
C.H. Robinson Worldwide, Inc.	16,100	970,830
Danaher Corp.	29,400	2,477,832
Deere & Co.	16,000	957,120
Flowserve Corp.	7,900	905,182
Fluor Corp.	16,600	877,144
Illinois Tool Works, Inc.	27,600	1,410,360
Union Pacific Corp.	33,600	2,542,176
United Technologies Corp.	25,200	1,888,740

		12,029,384

Common Stocks, continued

	Shares	Value($)

Information Technology – 40.2%
Agilent Technologies, Inc. (a)	23,400	848,484
Apple, Inc. (a)	16,800	4,386,816
Baidu, Inc. ADR (a)	1,565	1,078,755
Broadcom Corp., Class A	27,400	945,026
Cisco Systems, Inc. (a)	100,200	2,697,384
Citrix Systems, Inc. (a)	19,300	907,100
Cognizant Technology Solutions Corp. (a)	59,700	3,055,446
Dell, Inc. (a)	60,100	972,418
EMC Corp. (a)	58,600	1,113,986
Equinix, Inc. (a)	13,900	1,399,035
Google, Inc., Class A (a)	4,000	2,101,760
Hewlett-Packard Co.	63,000	3,274,110
Juniper Networks, Inc. (a)	17,700	502,857
Lam Research Corp. (a)	24,800	1,005,640
Linear Technology Corp.	27,400	823,644
Marvell Technology Group Ltd. (a)	65,000	1,342,250
MasterCard, Inc., Class A	5,000	1,240,200
Microsoft Corp.	51,500	1,572,810
Oracle Corp.	72,500	1,873,400
QUALCOMM, Inc.	54,300	2,103,582
Salesforce.com, Inc. (a)	5,400	462,240
Visa, Inc., Class A	35,600	3,212,188
VMware, Inc., Class A (a)	7,900	486,956

		37,406,087

Materials – 3.3%
Cliffs Natural Resources, Inc.	20,900	1,306,877
Ecolab, Inc.	17,900	874,236
Freeport-McMoRan Copper & Gold, Inc.	11,700	883,701

		3,064,814

TOTAL COMMON STOCKS (COST $74,469,535)		89,513,624

Investment Companies—3.0%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	2,770,934	2,770,934

TOTAL INVESTMENT COMPANIES (COST $2,770,934)		2,770,934

TOTAL INVESTMENTS (COST $77,240,469) — 99.3%		92,284,558

Percentages indicated are based on net assets of $92,928,102.

ADR —	American Depositary Receipt
PLC —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—97.6%

	Shares	Value($)

Australia – 4.6%
Australia & New Zealand Banking Group Ltd.	122,800	2,719,353
BHP Billiton Ltd.	36,500	1,334,019
Boral Ltd.	53,500	289,161
Macquarie Group Ltd.	18,300	834,303
National Australia Bank Ltd.	113,565	2,900,842
Telstra Corp. Ltd.	513,500	1,504,179

		9,581,857

Austria – 0.4%
OMV AG	21,700	775,309

Belgium – 0.3%
KBC Groep NV (a)	15,200	679,995

Brazil – 0.5%
Banco Do Brasil SA	60,000	1,035,579

Canada – 4.2%
Encana Corp.	16,000	529,394
Industrial Alliance Insurance and Financial Services, Inc.	26,100	900,585
National Bank of Canada	26,600	1,626,647
Nexen, Inc.	78,892	1,918,890
Penn West Energy Trust	35,660	718,818
Suncor Energy, Inc.	62,428	2,136,261
WestJet Airlines Ltd. (a)	59,300	788,331

		8,618,926

Denmark – 2.1%
Carlsberg A/S, Class B	25,625	2,071,326
Danske Bank A/S (a)	84,800	2,214,274

		4,285,600

Finland – 1.8%
Nokia Oyj	296,400	3,623,217

France – 13.3%
BNP Paribas SA	60,698	4,168,618
Bouygues SA	20,200	1,000,787
Casino Guichard-Perrachon SA	17,000	1,500,466
Compagnie de Saint-Gobain	45,800	2,260,669
Compagnie Generale de Geophysique-Veritas (a)	31,800	957,266
Credit Agricole SA	60,739	868,163
Electricite de France	42,900	2,298,902
France Telecom SA	113,600	2,486,598
Klepierre	25,400	875,190
Lagardere S.C.A.	46,400	1,871,226
Sanofi-Aventis	52,700	3,594,690
Societe Generale	38,481	2,054,612
Vallourec SA	4,772	950,390
Vivendi	100,220	2,628,703

		27,516,280

Germany – 8.5%
Allianz SE	35,000	4,001,898
Bayer AG	45,800	2,935,568
Bayerische Motoren Werke AG	60,400	2,983,631
Deutsche Bank AG	38,200	2,637,899
E.ON AG	91,100	3,368,846

Common Stocks, continued

	Shares	Value($)

Germany, continued
Muenchener Rueckversicherungs- Gesellschaft AG	5,100	720,030
Thyssenkrupp AG	29,000	942,886

		17,590,758

Hong Kong – 1.5%
Esprit Holdings Ltd.	259,477	1,858,754
New World Development Co. Ltd.	720,509	1,278,015

		3,136,769

India – 0.0%
State Bank of India GDR	450	45,812

Italy – 3.6%
ENI SpA	81,100	1,812,315
Telecom Italia RSP (a)	920,000	1,038,109
Telecom Italia SpA (a)	1,289,400	1,802,496
UniCredit SpA (a)	1,048,600	2,747,742

		7,400,662

Japan – 23.0%
AEON Co. Ltd.	81,200	929,864
Air Water, Inc.	26,000	287,744
Asahi Breweries Ltd.	73,000	1,311,537
Dowa Holdings Co. Ltd.	89,000	494,163
East Japan Railway Co.	11,800	789,473
Elpida Memory, Inc. (a)	47,200	1,005,648
Isuzu Motors Ltd. (a)	382,000	1,215,582
ITOCHU Corp.	179,000	1,551,043
Japan Tobacco, Inc.	743	2,575,237
JFE Holdings, Inc.	44,000	1,569,374
JX Holdings, Inc. (a)	187,000	1,043,314
KDDI Corp.	279	1,345,420
KONAMI Corp.	11,700	227,028
Konica Minolta Holdings, Inc.	48,000	607,259
Mitsubishi Corp.	110,900	2,627,407
Mitsubishi Gas Chemical Co., Inc.	148,000	892,577
Mitsubishi Materials Corp. (a)	245,000	734,465
Mitsui & Co. Ltd.	149,000	2,239,693
Mitsui Fudosan Co. Ltd.	142,000	2,630,156
Murata Manufacturing Co. Ltd.	37,200	2,201,798
NAMCO BANDAI Holdings, Inc.	102,800	1,025,935
NGK Spark Plug Co. Ltd.	66,000	895,726
Nippon Telegraph & Telephone Corp.	63,000	2,564,735
Nissan Motor Co. Ltd. (a)	371,400	3,232,126
Sharp Corp.	134,000	1,735,847
Sony Corp.	59,110	2,024,190
Sumitomo Mitsui Financial Group, Inc.	69,800	2,308,783
Sumitomo Realty & Development Co. Ltd.	27,000	554,100
Takashimaya Co. Ltd.	101,000	957,692
The Furukawa Electric Co. Ltd.	123,000	609,791
The Tokyo Electric Power Co., Inc.	72,700	1,824,800
Tokyo Gas Co. Ltd.	221,000	939,302
Toshiba Corp. (a)	441,000	2,542,570

		47,494,379

Jersey – 0.3%
Informa plc	94,200	568,462

58	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Kazakhstan – 0.4%
KazMunaiGas Exploration Production GDR	31,650	773,883

Netherlands – 2.1%
Koninklijke DSM NV	28,200	1,259,455
Randstad Holding NV (a)	60,200	3,049,905

		4,309,360

New Zealand – 0.3%
Telecom Corp. of New Zealand Ltd.	442,923	686,556

Norway – 0.4%
Petroleum Geo-Services ASA (a)	54,750	753,837

Russian Federation – 0.3%
Gazprom OAO ADR	25,100	576,201

South Korea – 2.0%
Hynix Semiconductor, Inc. (a)	40,400	1,022,683
KB Financial Group, Inc. ADR	35,779	1,746,015
Samsung Electronics Co. Ltd., Preferred	2,900	1,370,739

		4,139,437

Spain – 3.2%
Banco Santander SA	325,469	4,137,960
Telefonica SA	106,700	2,414,892

		6,552,852

Sweden – 0.7%
Electrolux AB, B Shares	58,600	1,507,596

Switzerland – 1.6%
Novartis AG	63,940	3,261,026

Taiwan – 1.0%
AU Optronics Corp.	1,134,030	1,306,945
Compal Electronics, Inc.	804	1,118
United Microelectronics Corp. (a)	1,470,000	739,773

		2,047,836

Turkey – 0.7%
Turkiye Garanti Bankasi AS	308,700	1,496,110

United Kingdom – 20.8%
AstraZeneca plc	77,900	3,441,577
BAE Systems plc	248,700	1,303,277
Barclays plc	553,900	2,844,814
BP plc	544,700	4,750,039
Imperial Tobacco Group plc	33,300	948,495
Inchcape plc (a)	1,239,400	648,853
Kazakhmys plc	52,000	1,101,476
Marks & Spencer Group plc	370,600	2,072,053
Old Mutual plc (a)	1,161,500	2,049,562
Rentokil Initial plc (a)	273,400	530,160
Rio Tinto plc	62,900	3,251,424
Rolls-Royce Group plc	289,600	2,551,380
Royal Dutch Shell plc, A Shares	200,987	6,305,823
Thomas Cook Group plc	175,500	665,648
Travis Perkins plc (a)	65,900	850,987
Tui Travel plc	208,700	890,202

Common Stocks, continued

	Shares	Value($)

United Kingdom, continued
Vodafone Group plc	2,629,958	5,826,644
Xstrata plc	181,550	2,977,634

		43,010,048

TOTAL COMMON STOCKS (COST $207,498,152)		201,468,347

Investment Company—1.0%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	2,025,228	2,025,228

TOTAL INVESTMENT COMPANIES (COST $2,025,228)		2,025,228

TOTAL INVESTMENTS (COST $209,523,380) — 98.6%		203,493,575

Percentages indicated are based on net assets of $206,344,851.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
PLC —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

At April 30, 2010 the portfolio’s open foreign currency contracts were as follows:

Currency	Delivery Date	Amount (Local Currency)	Contract Value (U.S. Dollars) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

SHORT CONTRACTS
European Euro	7/15/2010	3,283,000	4,415,537	4,371,540	43,997

					43,997

The Portfolio invested, as a percentage of net assets, in the following industries, as of April 30, 2010:

Industry	Percent of Net Assets

Aerospace & Defense	1.9%
Airlines	0.4%
Auto Components	0.4%
Automobiles	3.6%
Beverages	1.6%
Building Products	1.1%
Capital Markets	1.7%
Chemicals	1.2%
Commercial Banks	15.2%
Commercial Services & Supplies	0.3%
Communications Equipment	1.8%
Computers & Peripherals	1.2%
Construction & Engineering	0.5%
Construction Materials	0.1%
Distributors	0.3%
Diversified Financial Services	0.8%
Diversified Telecommunication Services	6.1%
Electric Utilities	3.6%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	0.8%
Food & Staples Retailing	1.2%
Gas Utilities	0.5%

Industry	Percent of Net Assets

Hotels, Restaurants & Leisure	0.8%
Household Durables	2.6%
Insurance	3.7%
Leisure Equipment & Products	0.5%
Machinery	0.5%
Media	2.5%
Metals & Mining	6.0%
Investment Companies	1.0%
Multiline Retail	1.5%
Office Electronics	0.3%
Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	6.4%
Professional Services	1.5%
Real Estate Investment Trusts (REITS)	0.4%
Real Estate Management & Development	2.2%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	2.0%
Software	0.1%
Specialty Retail	0.9%
Tobacco	1.7%
Trading Companies & Distributors	3.5%
Wireless Telecommunication Services	3.5%

Total Investments	98.6%

60	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.9%

	Shares	Value($)

Consumer Discretionary – 14.7%
American Eagle Outfitters, Inc.	135,050	2,270,190
Ctrip.com International Ltd. ADR (a)	61,500	2,245,980
DeVry, Inc.	22,550	1,406,895
Discovery Communications, Inc., Class A (a)	56,950	2,203,965
Gentex Corp.	99,000	2,127,510
Hibbett Sports, Inc. (a)	81,550	2,242,625
Hospitality Properties Trust	53,300	1,411,917
O’Reilly Automotive, Inc. (a)	44,200	2,160,938
Scientific Games Corp., Class A (a)	139,700	2,054,987
WMS Industries, Inc. (a)	48,550	2,428,471

		20,553,478

Consumer Staples – 3.4%
Church & Dwight Co., Inc.	33,500	2,319,875
Ralcorp Holdings, Inc. (a)	35,600	2,369,180

		4,689,055

Energy – 11.7%
Consol Energy, Inc.	77,880	3,479,678
Denbury Resources, Inc. (a)	173,900	3,330,185
Ensco International plc ADR	57,700	2,722,286
Exterran Holdings, Inc. (a)	99,800	2,909,170
Massey Energy Co.	105,350	3,858,971

		16,300,290

Financials – 4.7%
Credicorp Ltd.	22,550	1,958,693
First Horizon National Corp. (a)	1	13
Huntington Bancshares, Inc.	93,800	635,026
MSCI, Inc., Class A (a)	43,400	1,503,810
Waddell & Reed Financial, Inc., Class A	68,000	2,524,160

		6,621,702

Health Care – 19.5%
Alexion Pharmaceuticals, Inc. (a)	92,250	5,062,680
Charles River Laboratories International, Inc. (a)	69,400	2,323,512
DaVita, Inc. (a)	48,800	3,046,584
Elan Corp. plc ADR (a)	272,300	1,829,856
Hill-Rom Holdings, Inc.	70,150	2,224,456
IDEXX Laboratories, Inc. (a)	45,200	2,989,528
Illumina, Inc. (a)	33,100	1,385,897
Life Technologies Corp. (a)	47,000	2,571,370
MEDNAX, Inc. (a)	24,237	1,331,581
Mettler-Toledo International, Inc. (a)	25,950	3,256,206
Santarus, Inc. (a)	186,000	610,080
Skilled Healthcare Group, Inc., Class A (a)	103,400	691,746

		27,323,496

Industrials – 14.1%
AMETEK, Inc.	55,600	2,404,700
BE Aerospace, Inc. (a)	108,600	3,226,506
Crane Co.	63,200	2,271,408
IDEX Corp.	74,800	2,513,280
Joy Global, Inc.	27,450	1,559,435
Landstar System, Inc.	47,000	2,078,340
Navigant Consulting, Inc. (a)	125,450	1,615,796

Common Stocks, continued

	Shares	Value($)

Industrials, continued
Waste Connections, Inc. (a)	57,300	2,050,767
WESCO International, Inc. (a)	47,250	1,919,295

		19,639,527

Information Technology – 22.3%
Alliance Data Systems Corp. (a)	45,600	3,422,736
Altera Corp.	73,400	1,861,424
BMC Software, Inc. (a)	66,550	2,619,408
Brocade Communications Systems, Inc. (a)	291,500	1,891,835
Check Point Software Technologies Ltd. (a)	77,250	2,751,645
Citrix Systems, Inc. (a)	44,200	2,077,400
Comverse Technology, Inc. (a)	161,400	1,481,652
LSI Corp. (a)	434,000	2,612,680
Maxim Integrated Products, Inc.	27,150	527,253
Nuance Communications, Inc. (a)	200,250	3,658,567
ON Semiconductor Corp. (a)	156,800	1,244,992
Polycom, Inc. (a)	44,150	1,437,083
Salesforce.com, Inc. (a)	33,075	2,831,220
VeriFone Systems, Inc. (a)	64,500	1,227,435
VeriSign, Inc. (a)	55,950	1,525,756

		31,171,086

Materials – 4.4%
Celanese Corp., Series A	69,100	2,210,509
Compass Minerals International, Inc.	16,800	1,265,208
Crown Holdings, Inc. (a)	104,600	2,719,600

		6,195,317

Telecommunication Services – 2.1%
NII Holdings, Inc. (a)	67,700	2,871,834

TOTAL COMMON STOCKS (COST $113,096,489)		135,365,785

Investment Companies—2.7%

Northern Institutional Government Select Portfolio, Shares Class, 0.04% (b)	3,832,877	3,832,877

TOTAL INVESTMENT COMPANIES (COST $3,832,877)		3,832,877

TOTAL INVESTMENTS (COST $116,929,366) — 99.6%		139,198,662

Percentages indicated are based on net assets of $139,767,158.

ADR —	American Depositary Receipt

PLC —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	61

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.7%

	Shares	Value($)

Consumer Discretionary – 4.8%
CBS Corp., Class B	24,450	396,335
Viacom, Inc., Class B (a)	56,500	1,996,145

		2,392,480

Consumer Staples – 7.8%
CVS Caremark Corp.	25,900	956,487
Kimberly-Clark Corp.	19,900	1,219,074
Kroger Co. (The)	28,200	626,886
Philip Morris International, Inc.	22,600	1,109,208

		3,911,655

Energy – 17.0%
Apache Corp.	19,400	1,974,144
Canadian Natural Resources Ltd.	16,000	1,231,040
ConocoPhillips	9,471	560,588
Halliburton Co.	21,500	658,975
Hess Corp.	12,100	768,955
Noble Energy, Inc.	19,500	1,489,800
Occidental Petroleum Corp.	12,000	1,063,920
Talisman Energy, Inc.	46,600	794,064

		8,541,486

Financials – 21.3%
Aon Corp.	38,500	1,634,710
Citigroup, Inc. (a)	277,000	1,210,490
Genworth Financial, Inc., Class A (a)	50,800	839,216
JP Morgan Chase & Co.	22,150	943,147
Loews Corp.	41,240	1,535,778
MetLife, Inc.	42,000	1,914,360
The Hartford Financial Services Group, Inc.	43,900	1,254,223
Wells Fargo & Co.	42,700	1,413,797

		10,745,721

Health Care – 12.9%
Aetna, Inc.	20,800	614,640
Amgen, Inc. (a)	33,700	1,933,032
Merck & Co., Inc.	37,600	1,317,504
Pfizer, Inc.	92,000	1,538,240
Sanofi-Aventis ADR	33,000	1,125,630

		6,529,046

Industrials – 10.3%
Ingersoll-Rand plc	23,900	883,822
Lockheed Martin Corp.	18,400	1,561,976
Pitney Bowes, Inc.	39,500	1,003,300
Raytheon Co.	16,900	985,270
Union Pacific Corp.	10,000	756,600

		5,190,968

Information Technology – 10.1%
CA, Inc.	101,200	2,308,372
Microsoft Corp.	21,700	662,718
Motorola, Inc. (a)	297,700	2,104,739

		5,075,829

Materials – 8.4%
AngloGold Ashanti Ltd. ADR	40,727	1,704,832
Barrick Gold Corp.	48,000	2,090,400

Common Stocks, continued

	Shares	Value($)

Materials, continued
The Mosaic Co.	8,600	439,804

		4,235,036

Telecommunication Services – 2.7%
AT&T, Inc.	26,600	693,196
Verizon Communications, Inc.	22,700	655,803

		1,348,999

Utilities – 1.6%
NRG Energy, Inc. (a)	33,800	816,946

TOTAL COMMON STOCKS (COST $46,296,108)		48,788,166

Investment Companies—3.0%

Northern Institutional Government Select Portfolio, Shares Class, 0.04% (b)	1,485,961	1,485,961

TOTAL INVESTMENT COMPANIES (COST $1,485,961)		1,485,961

TOTAL INVESTMENTS (COST $47,782,069) — 99.7%		50,274,127

Percentages indicated are based on net assets of $50,438,531.

ADR —	American Depositary Receipt
PLC —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

62	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

(This Page Intentionally Left Blank)

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$92,284,558	$203,493,575	$139,198,662	$50,274,127
Foreign currency, at value	—	1,027,557	—	—
Unrealized appreciation on foreign currency exchange contracts	—	43,997	—	—
Dividends receivable	13,904	519,836	67,656	32,935
Receivable for investments sold	2,544,074	1,591,410	698,473	162,668
Prepaid expenses and other assets	441	68	886	231

Total Assets	94,842,977	206,676,443	139,965,677	50,469,961

Liabilities:
Payable for investments purchased	1,857,669	156,907	86,396	—
Accrued expenses and other liabilities:
Investment Management	44,465	122,845	93,325	21,826
Administration	1,596	3,664	2,408	859
Compliance Services	17	235	19	9
Custodian	1,825	22,589	2,359	706
Trustee	75	237	107	42
Other	9,228	25,115	13,905	7,988

Total Liabilities	1,914,875	331,592	198,519	31,430

Applicable to investors’ beneficial interest	$92,928,102	$206,344,851	$139,767,158	$50,438,531

Total Investments, at cost	$77,240,469	$209,523,380	$116,929,366	$47,782,069

Foreign currency, at cost	$—	$1,030,180	$—	$—

64	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$293,975	$2,400,128	$300,881	$380,676
Foreign tax withholding	—	(216,269)	—	(1,578)

Total Investment Income (Loss)	293,975	2,183,859	300,881	379,098

Expenses:
Investment Management	260,336	740,820	542,314	130,387
Administration	9,314	22,048	13,977	5,114
Accounting	21,877	43,508	22,042	21,986
Compliance Services	188	307	274	103
Custodian	3,785	94,317	6,190	1,592
Printing	2,282	5,457	3,161	1,260
Professional	2,356	3,988	3,511	1,660
Trustee	557	1,358	817	310
Other	1,503	3,301	2,252	850

Total Expenses	302,198	915,104	594,538	163,262

Net Investment Income (Loss)	(8,223)	1,268,755	(293,657)	215,836

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	4,524,536	(2,839,558)	9,087,545	299,115
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,343,374	5,787,247	21,086,436	6,091,061

Net realized/unrealized gains/(losses) from investments and foreign currency transactions	12,867,910	2,947,689	30,173,981	6,390,176

Change In Net Assets Resulting From Operations	$12,859,687	$4,216,444	$29,880,324	$6,606,012

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	65

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(8,223)	$136,286	$1,268,755	$4,063,044
Net realized gains (losses) from investments and foreign currency transactions	4,524,536	(12,681,042)	(2,839,558)	(72,712,532)
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,343,374	26,751,782	5,787,247	109,291,830

Change in net assets resulting from operations	12,859,687	14,207,026	4,216,444	40,642,342

Proceeds from contributions	4,565,447	8,763,453	11,526,713	23,984,676
Value of withdrawals	(12,659,916)	(16,749,107)	(26,546,511)	(46,787,723)

Change in net assets resulting from transactions in investors’ beneficial interest	(8,094,469)	(7,985,654)	(15,019,798)	(22,803,047)

Change in net assets	4,765,218	6,221,372	(10,803,354)	17,839,295

Net Assets:
Beginning of period	88,162,884	81,941,512	217,148,205	199,308,910

End of period	$92,928,102	$88,162,884	$206,344,851	$217,148,205

66	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(293,657)	$(424,078)	$215,836	$644,544
Net realized gains (losses) from investment and foreign currency transactions	9,087,545	(15,580,861)	299,115	(1,577,886)
Change in unrealized appreciation/depreciation from investments and foreign currencies	21,086,436	31,798,950	6,091,061	9,018,297

Change in net assets resulting from operations	29,880,324	15,794,011	6,606,012	8,084,955

Proceeds from contributions	4,576,029	8,367,302	2,934,777	4,852,585
Value of withdrawals	(24,437,516)	(22,382,631)	(8,788,414)	(12,914,556)

Change in net assets resulting from transactions in investors’ beneficial interest	(19,861,487)	(14,015,329)	(5,853,637)	(8,061,971)

Change in net assets	10,018,837	1,778,682	752,375	22,984

Net Assets:
Beginning of period	129,748,321	127,969,639	49,686,156	49,663,172

End of period	$139,767,158	$129,748,321	$50,438,531	$49,686,156

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	67

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)

GROWTH PORTFOLIO
Year Ended October 31, 2005	13.59	%(d)	$49,415	0.63	%(d)	0.77	%(d)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%		0.45%		0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(e)	81,942	0.62%		0.19%		0.62%	157.87%
Year Ended October 31, 2009	19.31%		88,163	0.69%		0.17%		0.69%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	15.11%		92,928	0.67%		(0.02)%		0.67%	42.87%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2005	19.54%		$230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%		2.16%		0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%		2.65%		0.76%	28.98%
Year Ended October 31, 2009	24.16%		217,148	0.88%		2.23%		0.88%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	1.62%		206,345	0.86%		1.19%		0.86%	35.03%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2005	14.35	%(d)	$218,778	0.85	%(d)	(0.45	)%(d)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		241,495	0.91%		(0.40)%		0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%		(0.55)%		0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%		(0.46)%		0.87%	80.42%
Year Ended October 31, 2009	15.41%		129,748	0.90%		(0.37)%		0.90%	64.91%
Six Months Ended April 30, 2010 (Unaudited)	24.35%		139,767	0.88%		(0.43)%		0.88%	26.31%

VALUE PORTFOLIO
Year Ended October 31, 2005	15.23	%(d)	$54,150	0.64	%(d)	1.15	%(d)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%		1.29%		0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%		1.54%		0.64%	24.61%
Year Ended October 31, 2009	20.05%		49,686	0.68%		1.41%		0.68%	19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.96%		50,439	0.66%		0.87%		0.66%	14.64%

(a)	Not annualized for period less than one year.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.05%, 0.04% and 0.05% for the Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to total return was 0.08%.

68	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust’’), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,’’ collectively the “Portfolios’’):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects the risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity

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Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values, as reported by such companies. Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange. Repurchase agreements are valued at original cost.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements. New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this update will have on the Portfolio Trust’s financial statements and related disclosures.

Derivative Instruments

          All open derivative positions at period end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Portfolios, including the primary underlying risk exposures related to each instrument type.

70	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Foreign Currency Exchange Contracts:

          Each Portfolio may enter into foreign currency exchange contracts. The Portfolios enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $4.4 million as of April 30, 2010. The monthly average contract amount for these contracts was $2.8 million for the period ended April 30, 2010.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended April 30, 2010, the Portfolios did not hold any futures contracts.

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of April 30, 2010:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$43,997	Unrealized depreciation on foreign currency exchange contracts	$—

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the period ended April 30, 2010:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Net realized gains (losses) from investments and foreign currency transactions/change in unrealized appreciation/depreciation from investments and foreign currencies	$(22,708)	$49,058

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

	•	Level 1: quoted prices in active markets for identical assets

	•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

	•	Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of April 30, 2010 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Portfolio
Investment Securities:
Common Stocks (a)	$89,513,624	$—	$—	$89,513,624
Investment Companies	2,770,934	—	—	2,770,934

Total Investments	$92,284,558	$—	$—	$92,284,558

International Equity Portfolio
Investment Securities:
Common Stocks: (+)
Brazil	$1,035,579	$—	$—	$1,035,579
Canada	8,618,926	—	—	8,618,926
South Korea	1,746,015	2,393,422	—	4,139,437
Spain	4,137,960	2,414,892	—	6,552,852
United Kingdom	3,251,424	39,758,624	—	43,010,048
All other Common Stocks (a)(b)	—	138,111,505	—	138,111,505
Investment Companies	2,025,228	—	—	2,025,228

Total Investment Securities	20,815,132	182,678,443	—	203,493,575

Other Financial Instruments*	—	43,997	—	43,997

Total Investments	$20,815,132	$182,722,440	$—	$203,537,572

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	$135,365,785	$—	$—	$135,365,785
Investment Companies	3,832,877	—	—	3,832,877

Total Investments	$139,198,662	$—	$—	$139,198,662

Value Portfolio
Investment Securities:
Common Stocks (a)	$48,788,166	$—	$—	$48,788,166
Investment Companies	1,485,961	—	—	1,485,961

Total Investments	$50,274,127	$—	$—	$50,274,127

*

Other financial instruments would include any derivative instruments, such as any currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(+)	Based on the domicile of the security issuer.

72	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

4.	Related Party Transactions and Other Agreements:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein L.P., Westfield Capital Management Company, L.P. and NWQ Investment Management Company, LLC serve as Investment Sub-Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For their services, the Investment Adviser and Winslow Capital Management, Inc. (“Winslow”) receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and AllianceBernstein L.P. receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management Company, L.P. receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Company, LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios a master-feeder structure.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points), which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $134,557 for the period ended April 30, 2010, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Service.’’ Citi Ohio pays the salary and other compensation earned by individuals as employees of Citi Ohio.

Fund Accounting and Trustees:

          Citi Ohio provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses that is accrued daily and paid monthly.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2010 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$37,816,332	$45,869,435
International Equity Portfolio	72,692,064	87,789,444
Opportunity Portfolio	34,452,098	52,088,364
Value Portfolio	7,090,251	12,990,458

For the period ended April 30, 2010, there were no long-term U.S. Government securities held by the Portfolio Trust.

74	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

6.	Federal Income Tax Information:

          At April 30, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation/ (Depreciation)($)*

Growth Portfolio	75,227,448	18,506,843	(1,449,733)	17,057,110
International Equity Portfolio	210,390,549	16,398,271	(23,295,245)	(6,896,974)
Opportunity Portfolio	119,573,400	30,466,172	(10,840,910)	19,625,262
Value Portfolio	47,766,607	7,769,399	(5,261,879)	2,507,520

*	The difference between book-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), a subsidiary of the BISYS Group, Inc., reached a settlement (the “Settlement”) with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to the past payment by BISYS of certain marketing and other expenses with respect to certain of its mutual fund clients (the “Covered Clients”), including the Portfolios. A plan of distribution (“Fair Fund Plan”) was established in accordance with the Settlement for purposes of collecting and distributing settlement monies (“Settlement Monies”) to the Covered Clients. The payment of Settlement Monies to the Portfolios will be made on a date to be approved by the SEC, and the impact of such payments to the total return, net expense ratio and net income ratio of each Portfolio will be disclosed in the Financial Highlights after the date of payment.

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HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), generally requires that a mutual fund’s board of trustees, including a majority of trustees who are not parties to the fund’s investment advisory agreement or “interested persons” of the fund, as defined in the 1940 Act (“Independent Trustees”), review and approve the fund’s investment advisory agreement or agreements on an annual basis.

          The Boards of Trustees (collectively, “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (the “Trusts”) and the Contracts and Expense Committee thereof, which consists exclusively of the Independent Trustees of the Trusts (the “Committee”), met in December 2009 to consider: (i) the approval of the continuation of the Investment Advisory Agreements and related Supplements (“Advisory Contracts”) between each of the Trusts and the Adviser and the Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser (“Sub-Advisory Contracts”) with respect to the operational series of the Trusts (the “Existing Funds”), (ii) the initial approval of the Advisory Contract and of a Sub-Advisory Contract with respect to the HSBC Investor Global Emerging Markets Local Debt Fund and the HSBC Investor Global Emerging Markets Fixed Income Fund (collectively, the “GEM Funds”), each a series of HSBC Investor Funds, and (iii) other ancillary agreements with respect to the Existing Funds and the GEM Funds (collectively, “Funds”) to which the Adviser is a party that provide for different administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (collectively, the “Agreements”).

          Prior to the meetings, the Trustees requested, received and reviewed the information they thought reasonably necessary to evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services the Adviser and Sub-Advisers provide to the Funds; (ii) personnel who provide such services; (iii) the investment performance for each Existing Fund; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers with respect to each Fund; (v) the total expense ratio of each Existing Fund; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process, and all Trustees received advice regarding their fiduciary obligations under Section 15(c) of the 1940 Act.

          On December 4, 2009, the Committee convened and its members reviewed and discussed information provided in advance of and at the meeting, including (among other things): (i) the results of the annual compliance review of the Adviser and Sub-Advisers; (ii) the Funds’ investment performance over varying periods of time; (iii) the fees of the Funds in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc.; (iv) the nature, quality and extent of and fees paid for administrative services provided by the Adviser; and (v) factors particular to the Funds that are money market funds. At the conclusion of this meeting, the Trustees requested certain additional information from the Adviser, including information about how the Adviser provides administrative services, differences in the advisory services provided to the money market mutual funds and separately managed accounts advised by the Adviser and fees waived by the Adviser with respect to the money market funds.

          The Committee also convened in a meeting held on December 14th and 15th. At this meeting, the Committee reviewed its prior deliberations in light of: (i) the Adviser’s responses to the Committee’s requests for additional information and (ii) presentations from the Adviser and Sub-Advisers, including information about the performance of the Sub-Adviser proposed for the GEM Funds with respect to other accounts it manages, and considered, among other things, the profitability of the Adviser and the performance of the Adviser’s Multimanager Unit. Based on its deliberations, the Committee determined to make a recommendation to the Board of the Trusts to approve or approve the continuation of each Advisory Agreement, as appropriate.

          The Board of the Trusts, including the Independent Trustees, also met in-person on December 14th and 15th, 2009. At this meeting, the Board reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the deliberations and recommendation of the Committee. As a result of this process, the Trustees and Independent Trustees determined with respect to each of the Funds, as appropriate: (i) that the initial approval or continuation of the Agreements with respect to the Fund was consistent with the best interests of the Fund and its shareholders and (ii) to approve or approve the continuation of the Agreements with respect to the Fund. The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the

76	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited) (continued)

Funds. The Board considered the quality and experience of the Adviser’s personnel who provide management services to the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also took note of the long-term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ compliance environment and for overseeing the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. The Board also considered the Adviser’s reputation and financial condition, as well as how the Adviser’s investment disciplines had fared during the market volatility of the preceding year.

With respect to the administrative support services that the Adviser provides to the Funds, the Trustees considered the nature, quality and extent of these services, including the Adviser’s oversight and management of the Funds’ other service providers, and the fees payable to the Adviser and to other entities under the Adviser’s supervision that provide administrative services to the Trusts.

The Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide or would provide to their respective Funds. In this regard, the Board considered the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, as well as how the Sub-advisers’ investment disciplines had fared during the market volatility of the preceding year.

The Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered the short-term and long-term investment performance of each Existing Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. The Trustees noted that the Existing Funds generally had strong performance records. In instances where it was noted that a Fund’s performance was not strong on a relative basis, the Trustees considered the Adviser’s representation as to steps it was taking to address the issue. The Trustees also considered representations of the Adviser regarding the relative performance of the portfolio management team proposed for the GEM Funds. The Trustees concluded that the investment performance presented supported the continuation or initial approval of the Agreements, as appropriate, with respect to each Fund.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. In this regard, the Trustees compared Fund expenses to those of similar funds, noting that the Funds’ expenses generally compare favorably with industry averages for other funds.

The Trustees considered the Adviser’s profitability and costs, including an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Trustees considered the advisory fees under the Trusts’ Advisory Contracts and compared those fees to the fees of similar funds, which had been provided by the Adviser from a database compiled by Lipper Inc. The Trustees determined that the Funds had competitive advisory fees with those of similar funds, noting the resources, expertise and experience that the Adviser provided to the Funds. The Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

With respect to the administrative support services provided by the Adviser, the Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

The Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Trustees also considered certain information on profitability provided by certain of the Sub-Advisers.

The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the factors set forth above.

HSBC INVESTOR PORTFOLIOS	77

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited) (continued)

Other Relevant Considerations. The Board also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce the overall operating expenses of those Funds. The Trustees also considered the financial commitment the Adviser had made over the prior year to maintain a positive yield for the series of the Trust that are money market funds. The Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved or approved the continuation of each Agreement.

78	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2010

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Portfolio expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

Growth Portfolio	$1,000.00	$1,151.10	$3.57	0.67%
International Equity Portfolio	1,000.00	1,016.20	4.30	0.86%
Opportunity Portfolio	1,000.00	1,243.50	4.90	0.88%
Value Portfolio	1,000.00	1,139.60	3.50	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), on purchases and redemptions of shares (if applicable). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

Growth Portfolio	$1,000.00	$1,021.47	$3.36	0.67%
International Equity Portfolio	1,000.00	1,020.53	4.31	0.86%
Opportunity Portfolio	1,000.00	1,020.43	4.41	0.88%
Value Portfolio	1,000.00	1,021.52	3.31	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	79

          Other Information:

          Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the HSBC Investor Family of Funds’ web-site at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Portfolios’ Form N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the HSBC Investor Family of Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

80	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
AllianceBernstein L.P.	Citi Fund Services
1345 Avenue of the Americas, 39th Floor	3435 Stelzer Road
New York, NY 10105	Columbus, OH 43219

HSBC Investor Mid-Cap Fund	DISTRIBUTOR
Munder Capital Management	Foreside Distribution Services, L.P.
Munder Capital Center	690 Taylor Road, Suite 150
480 Pierce Street	Gahanna, OH 43230-3202
Birmingham, MI 48009-6063
CUSTODIAN
HSBC Investor Opportunity Portfolio	The Northern Trust Company
Westfield Capital Management Company, L.P.	50 South LaSalle Street
One Financial Center	Chicago, IL 60603
Boston, MA 02111
INDEPENDENT REGISTERED PUBLIC
HSBC Investor Value Portfolio	ACCOUNTING FIRM
NWQ Investment Management Company, LLC	KPMG LLP
2049 Century Park East, 16th Floor	191 West Nationwide Blvd., Suite 500
Los Angeles, CA 90067	Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

	— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0008			6/10

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)*	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 23, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 23, 2010

By (Signature and Title)*	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	June 23, 2010
* Print the name and title of each signing officer under his or her signature.